   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 14, 2000


                                                 Registration No. 333-10805
                                                 Registration No. 811-07785
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________
                                   FORM N-4

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                     (GROUP VARIABLE ANNUITY I,II, & III)


                         Pre-Effective Amendment No.

                        Post-Effective Amendment No. 7               [X]


                                     AND/OR

                         REGISTRATION STATEMENT UNDER


                      THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 18                         [X]

                                ___________

                             LINCOLN LIFE & ANNUITY
                          VARIABLE ANNUITY ACCOUNT L
                          (Exact Name of Registrant)
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)
                        120 Madison Street, Suite 1700
                           Syracuse, New York  13202
             (Address of Depositor's Principal Executive Offices)

      DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-800-893-7168

                          Robert O. Sheppard, Esquire
                  Lincoln Life & Annuity Company of New York
                        120 Madison Street, Suite 1700
                           Syracuse, New York 13202
               (Name and Complete Address of Agent for Service)

                                    Copy to:


                          Kimberly J. Smith, Esquire


                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate box)



     [_] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2000, pursuant to paragraph (b) of Rule 485


     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


     [_] on          pursuant to paragraph (a)(1) of Rule 485
           ----------

If appropriate, check the following box:


     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of securities being registered:
    Interests in a separate account under group variable annuity contracts.


Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus and statement of additional information included herein also relate to the registrant's registration statements on Form N-4 (File No. 333-10863 and File No. 333-10861).

Lincoln Life & Annuity
Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office and Servicing Office:
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1700
Syracuse, NY 13202
(800) 893-7168

www.LincolnLife-NY.com

This Prospectus describes group annuity contracts and individual certificates issued by Lincoln Life & Annuity Company of New York
(LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). They are for use with qualified and non-qualified retirement plans. Gen-erally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is de-signed to accumulate account value and, as permitted by the plan for which the contractowner purchases the contract, to provide retirement income that a par-ticipant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death bene-fit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If a participant puts all or some contributions into one or more of the contract's subaccounts, the partici-pant takes all the investment risk on the account value and the retirement in-come. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the perfor-mance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds please refer to the Pro-spectuses for the funds.

Balanced Account -- American Century Variable
Portfolios, Inc.: VP Balanced

Small Cap Growth Account -- Baron Capital
Funds Trust: Baron Capital Asset Fund Insurance Shares

Index Account -- Dreyfus Stock Index Fund

Small Cap Account -- Dreyfus Variable Investment Fund: Small Cap Portfolio

Growth I Account -- Fidelity Variable Insurance
Products Fund: Growth Portfolio Initial Class

Equity-Income Account -- Fidelity Variable Insurance Products Fund: Equity-In-come Portfolio Initial Class

Asset Manager Account -- Fidelity Variable
Insurance Products Fund II: Asset Manager Portfolio Initial Class

Global Growth Account -- Janus Aspen Series:
Worldwide Growth Portfolio

Mid Cap Growth I Account -- Lincoln National Aggressive Growth Fund, Inc.

Social Awareness Account -- Lincoln National Social Awareness Fund, Inc.

Mid Cap Value Account -- Neuberger Berman Advisers Management Trust: Partners Portfolio

International Stock Account -- T. Rowe Price International Series, Inc.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI), dated the same date as this Pro-spectus, has more information about the contracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annu-ity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337, or call 1-800-893-7168. The SAI and other information about LNY and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2000

Table of Contents

                                   Page
---------------------------------------
Special Terms                        2
---------------------------------------
Expense Tables                       3
---------------------------------------
Summary                              5
---------------------------------------
Condensed Financial Information      7
---------------------------------------
Investment Results                   7
---------------------------------------
Financial Statements                 7
---------------------------------------
Lincoln Life & Annuity Company of
 New York                            7
---------------------------------------
Fixed Side of the Contract           7
---------------------------------------
Variable Annuity Account (VAA)       8
---------------------------------------
Investments of the VAA               8
---------------------------------------
Description of the Funds             8
---------------------------------------
Charges and Other Deductions        10
---------------------------------------

                                     Page
-----------------------------------------
The Contracts                         12
-----------------------------------------
Annuity Payouts                       16
-----------------------------------------
Federal Tax Matters                   17
-----------------------------------------
Voting Rights                         21
-----------------------------------------
Distribution of the Contracts         21
-----------------------------------------
Return Privilege                      21
-----------------------------------------
State Regulation                      21
-----------------------------------------
Records and Reports                   21
-----------------------------------------
Other Information                     21
-----------------------------------------
Group Variable Annuity Contracts I, II,
& III
Statement of Additional Information
Table of Contents                     22
-----------------------------------------

Special Terms

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account L, into which LNY sets aside and invests the assets for the variable side of the contracts offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit -- A measure used to calculate account value for the vari-able side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date -- The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a partici-pant dies before his or her annuity commencement date.

LNY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently normally 4:00 p.m. New York time) on each day that the NYSE is open for trad-ing (valuation date) and ending at the close of such trading on the next valu-ation date.

Expense Tables

Contractowner transaction expenses for GVA I, II, & III

The maximum surrender charge (contingent deferred sales charge)  GVA I GVA II GVA III
as a percentage of the gross withdrawal amount:                  ----- ------ -------
                                                                  5%     6%    None

  For all GVA I contracts, and for GVA II contracts that are subject to ERISA, the surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that sur-render or withdrawal.

Contract fees for GVA I, II, & III

  Annual administration charge (per participant): $25

  Systematic withdrawal option fee: $30

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and Other Deductions and Systematic withdrawal options.

--------------------------------------------------------------------------------
Account L annual expenses for GVA I, II, & III subaccounts:

(as a percentage of daily net asset value):

Mortality and expense risk
 charge:                       1.00%

Annual expenses of the funds for the year ended December 31, 1999:
(as a percentage of each fund's average net assets):

                                         Management     12b-1      Other        Total
                                         fee        +   fees   +   expenses =   expenses
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced           0.90%       0.00%        0.00%        0.90%
----------------------------------------------------------------------------------------
 2. Baron Capital Funds Trust:
  Baron Capital Asset Fund Insurance
  Shares/1/                                 0.62        0.25         0.63         1.50
----------------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                0.25        0.00         0.01         0.26
----------------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio        0.75        0.00         0.03         0.78
----------------------------------------------------------------------------------------
 5. Fidelity VIP--Growth Portfolio
  Initial Class                             0.58        0.00         0.08         0.66
----------------------------------------------------------------------------------------
 6. Fidelity VIP--
  Equity-Income Portfolio Initial Class     0.48        0.00         0.09         0.57
----------------------------------------------------------------------------------------
 7. Fidelity VIP II--
  Asset Manager Initial Class               0.53        0.00         0.10         0.63
----------------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide
  Growth Portfolio Institutional
  Shares/2/                                 0.65        0.00         0.02         0.67
----------------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth
  Fund                                      0.73        0.00         0.14         0.87
----------------------------------------------------------------------------------------
10. Lincoln National Social Awareness
  Fund                                      0.33        0.00         0.05         0.38
----------------------------------------------------------------------------------------
11. Neuberger & Berman AMT: Partners
  Portfolio                                 0.80        0.00         0.07         0.87
----------------------------------------------------------------------------------------
12. T. Rowe Price International Series      1.05        0.00         0.00         1.05
----------------------------------------------------------------------------------------

/1/The Adviser is contractually obligated to reduce its fee to the extent re-quired to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 1999 through December 31, 1999 would have been 1.88%.

/2/Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Worldwide Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

                                         *Examples shown may be less for GVA
                                         II Contracts subject to ERISA.
EXAMPLES
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                               GVA I                            GVA II*                             GVA III
                  ------------------------------- ----------------------------------- -----------------------------------
                  1 year 3 years 5 years 10 years 1 year  3 years  5 years  10 years  1 year  3 years  5 years  10 years
                  ------ ------- ------- -------- ------- -------- -------- --------- ------- -------- -------- ---------
 1. American
  Century--VP
  Balanced         $71    $116    $164     $242     $82     $129     $179     $316      $29     $ 88     $149     $316
-------------------------------------------------------------------------------------------------------------------------
 2. Baron
  Capital Funds
  Trust: Baron
  Capital Asset
  Fund Insurance
  Shares            77     134     193      303      88      146      207      372       35      105      179      372
-------------------------------------------------------------------------------------------------------------------------
 3. Dreyfus
  Stock Index
  Fund              65      98     132      174      76      111      148      252       22       68      117      252
-------------------------------------------------------------------------------------------------------------------------
 4. Dreyfus VIF:
  Small Cap
  Portfolio         70     113     158      230      81      126      173      304       27       84      144      304
-------------------------------------------------------------------------------------------------------------------------
 5. Fidelity
  VIP--Growth
  Portfolio
  Initial Class     69     109     152      217      80      122      167      292       26       81      138      292
-------------------------------------------------------------------------------------------------------------------------
 6. Fidelity
  VIP--Equity
  Income
  Portfolio
  Initial Class     68     107     148      208      79      120      163      284       25       78      133      284
-------------------------------------------------------------------------------------------------------------------------
 7. Fidelity VIP
  II--Asset
  Manager
  Initial Class     69     109     151      214      80      121      166      290       26       80      136      289
-------------------------------------------------------------------------------------------------------------------------
 8. Janus Aspen
  Series:
  Worldwide
  Growth
  Portfolio         70     111     154      222      81      123      169      296       27       82      140      296
-------------------------------------------------------------------------------------------------------------------------
 9. Lincoln
  National
  Aggressive
  Growth Fund       71     116     163      239      82      128      177      313       28       87      148      313
-------------------------------------------------------------------------------------------------------------------------
10. Lincoln
  National
  Social
  Awareness Fund    67     101     138      187      77      114      153      264       23       72      123      264
-------------------------------------------------------------------------------------------------------------------------
11. Neuberger
  Berman AMT:
  Partners
  Portfolio         71     116     163      239      82      128      177      313       28       87      148      313
-------------------------------------------------------------------------------------------------------------------------
12. T. Rowe
  Price
  International
  Series            73     121     171      258      84      133      186      330       30       92      157      330
-------------------------------------------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                      GVA I                            GVA II*                             GVA III
                         ------------------------------- ----------------------------------- -----------------------------------
                         1 year 3 years 5 years 10 years 1 year  3 years  5 years  10 years  1 year  3 years  5 years  10 years
                         ------ ------- ------- -------- ------- -------- -------- --------- ------- -------- -------- ---------
 1. American
  Century--VP
  Balanced                $20     $62    $106     $229     $21     $64      $109     $235      $29     $ 88     $149     $316
--------------------------------------------------------------------------------------------------------------------------------
 2. Baron Capital Funds
  Trust: Baron
  Capital Asset
  Fund Insurance
  Shares                   26      80     136      290      27      82       139      296       35      105      179      372
--------------------------------------------------------------------------------------------------------------------------------
 3. Dreyfus
  Stock Index
  Fund                     13      42      73      159      14      44        76      166       22       68      117      252
--------------------------------------------------------------------------------------------------------------------------------
 4. Dreyfus VIF:
  Small Cap
  Portfolio                19      58     100      216      19      60       103      223       27       84      144      304
--------------------------------------------------------------------------------------------------------------------------------
 5. Fidelity
  VIP--Growth
  Portfolio
  Initial Class            18      54      94      203      18      56        97      210       26       81      138      292
--------------------------------------------------------------------------------------------------------------------------------
 6. Fidelity
  VIP--Equity
  Income
  Portfolio
  Initial Class            17      52      85      194      17      53        92      200       25       78      133      284
--------------------------------------------------------------------------------------------------------------------------------
 7. Fidelity VIP
  II--Asset
  Manager
  Initial Class            17      53      92      200      18      55        95      207       26       80      136      289
--------------------------------------------------------------------------------------------------------------------------------
 8. Janus Aspen
  Series:
  Worldwide
  Growth
  Portfolio                18      56      96      208      19      57        99      214       27       82      140      296
--------------------------------------------------------------------------------------------------------------------------------
 9. Lincoln
  National
  Aggressive
  Growth Fund              20      61     104      226      20      63       108      232       28       87      148      313
--------------------------------------------------------------------------------------------------------------------------------
10. Lincoln
  National
  Social
  Awareness Fund           15      46      79      173      15      48        82      180       23       72      123      264
--------------------------------------------------------------------------------------------------------------------------------
11. Neuberger
  Berman AMT:
  Partners
  Portfolio                20      61     104      226      20      63       108      232       28       87      148      213
--------------------------------------------------------------------------------------------------------------------------------
12. T. Rowe
  Price
  International
  Series                   21      66     114      245      22      68       117      251       30       92      157      330
--------------------------------------------------------------------------------------------------------------------------------

We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and Other Deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contracts are these? They are group variable annuity contracts be-tween the contractowner and LNY. They may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See the Variable Annu-ity Account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced; Baron Capital Funds Trust: Baron Capital Asset Fund; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable Insur-ance Products Fund: Growth Portfolio; Fidelity Variable Insurance Products
Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio; Janus Aspen Series: Worldwide Growth Portfolio; Lin-coln National Aggressive Growth Fund, Inc.; Lincoln National Social Awareness Fund, Inc.; Neuberger Berman Advisers Management Trust: Partners Portfolio; and
T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment policy. See the Variable Annuity Account and Description of the funds for a description of the subaccounts.

Who advises the funds? American Century Investment Management, Inc. is the in-vestment advisor of American Century VP Balanced. BAMCO, Inc. is advisor to the Baron fund. The investment advisor of the Dreyfus funds is The Dreyfus Corpora-tion, New York, NY. The investment advisor of the Fidelity funds is Fidelity Management & Research Company, Boston, MA. Janus Capital Corporation is the ad-visor to the Janus fund. Lincoln Investments, Inc. is the investment advisor of the Lincoln funds; Neuberger Berman Management Incorporated is the investment advisor to the Neuberger Berman Fund. Putnam Investments is sub-advisor to the Lincoln National Aggressive Growth Fund and Vantage Investment Advisers is sub-advisor to the Lincoln National Social Awareness Fund. Rowe Price-Fleming In-ternational, Inc. is investment advisor of the Rowe Price International Series. See Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge applies of 0-5% of the gross with-drawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of partici-pation years. We may reduce or waive surrender charges in certain situations. See Surrender charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% to the daily net asset value of the VAA. See Charges and Other Deductions.

We may charge $30 to establish a systematic withdrawal option.

We may waive these charges in certain situations.

The funds' investment management fees, 12b-1 fees, expenses and expense limita-tions, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts--Contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See The Contracts--Death bene-fit before the annuity commencement date.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See The Contracts--Transfers on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract require-ments, to the restrictions of any plan, and to certain restrictions under GVA
III. See Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See Fixed account withdrawal/ transfer limits for GVA
III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See Charges and Other Deductions. A portion of withdrawal proceeds may be tax-able. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the partici-pant's account balance on the day we receive the written notice. See Return Privilege.

Condensed Financial Information

The financial data included below should be read along with the financial statements of the VAA and the related data included in the SAI.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

                                                             1997    1998   1999
--------------------------------------------------------------------------------
Asset Manager Account*
 . Beginning of period unit value......................... $17.769  20.583 23.445
 . End of period unit value............................... $20.583  23.445 25.787
 . End of period number of units (000's omitted)..........   1,420   1,535  1,489
--------------------------------------------------------------------------------
Balanced Account*
 . Beginning of period unit value......................... $16.989  18.551 21.263
 . End of period unit value............................... $18.551  21.263 23.168
 . End of period number of units (000's omitted)..........     439     510    502
--------------------------------------------------------------------------------
Equity-Income Account*
 . Beginning of period unit value......................... $16.389  19.985 22.087
 . End of period unit value............................... $19.985  22.087 23.252
 . End of period number of units (000's omitted)..........     889   1,176  1,172
--------------------------------------------------------------------------------
Global Growth Account**
 . Beginning of period unit value.........................         $10.000 12.520
 . End of period unit value...............................         $12.520 20.385
 . End of period number of units (000's omitted)..........              25    470
--------------------------------------------------------------------------------
Growth I Account*
 . Beginning of period unit value......................... $24.529  28.328 39.122
 . End of period unit value............................... $28.328  39.122 53.234
 . End of period number of units (000's omitted)..........   1,819   2,095  2,439
--------------------------------------------------------------------------------
Index Account*
 . Beginning of period unit value......................... $24.091  29.827 37.861
 . End of period unit value............................... $29.827  37.861 45.208
 . End of period number of units (000's omitted)..........     814   1,129  1,319
--------------------------------------------------------------------------------
International Stock Account*
 . Beginning of period unit value ........................ $12.108  12.504 14.342
 . End of period unit value............................... $12.504  14.342 18.931
 . End of period number of units (000's omitted)..........     475     546    519
--------------------------------------------------------------------------------
Mid Cap Growth I Account**
 . Beginning of period unit value.........................         $10.000 12.455
 . End of period unit value...............................         $12.455 17.563
 . End of period number of units (000's omitted)..........               6    642
--------------------------------------------------------------------------------
Mid Cap Value Account**
 . Beginning of period unit value.........................         $10.000 11.861
 . End of period unit value...............................         $11.861 12.609
 . End of period number of units (000's omitted)..........              10     64
--------------------------------------------------------------------------------
Small Cap Account*
 . Beginning of period unit value......................... $15.523  17.632 16.856
 . End of period unit value .............................. $17.632  16.856 20.552
 . End of period number of units (000's omitted)..........     966   1,187  1,081
--------------------------------------------------------------------------------
Small Cap Growth Account**
 . Beginning of period unit value.........................         $10.000 13.217
 . End of period unit value ..............................         $13.217 17.775
 . End of period number of units (000's omitted)..........              25    192
--------------------------------------------------------------------------------

                                                             1997    1998   1999
--------------------------------------------------------------------------------
Social Awareness Account**
 . Beginning of period unit value.........................         $10.000 12.791
 . End of period unit value ..............................         $12.791 14.618
 . End of period number of units (000's omitted)..........              14    206
--------------------------------------------------------------------------------
Pending Allocation Account*
 . Beginning of period unit value......................... $11.328  11.894 12.545
 . End of period unit value............................... $11.894  12.545 13.191
 . End of period number of units (000's omitted)..........       2       3     11
--------------------------------------------------------------------------------

 *The Sub-Account indicated commenced operations on January 31, 1997. **The Sub-Account indicated commenced operations on October 1, 1998.

Investment Results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial Statements

The financial statements for the VAA and the statutory-basis financial state-ments of LNY are located in the SAI. For a free copy of the SAI, complete and mail the enclosed form, or call 1-800-893-7168, or visit www.lincolnlife-ny.com.

Lincoln Life & Annuity Company of New York

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed Side of the Contract

Contributions allocated to the fixed account become part of LNY's general ac-count, and do not participate in the investment experience of the VAA. The gen-eral account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LNY has not regis-tered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and has not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, nei-ther the general account nor any interests in it are subject to regulation un-der the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Pro-spectus which relate to our general account and to the fixed side of the con-tract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of state-ments made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits inter-est to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LNY'S SOLE DIS-CRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See Fixed account withdrawal/transfer limits for GVA III.

If the Plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Em-ployee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a partici-pant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstand-ing at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum in-terest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life certificates, the an-nuity loan agreement and is available from us.

Variable Annuity Account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. The VAA satisfies the def-inition of separate account under the federal securities laws. We do not guar-antee the investment performance of the VAA. Any investment gain or loss de-pends on the investment performance of the funds. You assume the full invest-ment risk for all amounts placed in the VAA.

Investments of the VAA

The contractowner decides which of the subaccounts available under the con-tract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the con-tracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment re-sults of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Description of the Funds
Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain investment policies and restrictions which may not be changed without a major-ity vote of shareholders of that fund. More detailed information can be ob-tained from the current Prospectus for the fund, which is included in this booklet. There is not assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. Amer-ican Century Investment Management, Inc. is the investment manager of this portfolio.

2. Baron Capital Funds Trust--Baron Capital Asset Fund. The investment objec-tive is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved. BAMCO, Inc. serves as the Fund's investment advi-sor.

3. Dreyfus Stock Index Fund. The Dreyfus Stock Index Fund is a non-diversified index fund that seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus, is the Fund index manager.

4. Dreyfus Variable Investment Fund--Small Cap Portfolio. Seeks to maximize capital appreciation by investing primarily in common stocks of domestic and foreign issuers with market capitalizations of less than $1.5 billion at the time of purchase. The portfolio manager seeks companies believed to be char-acterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisi-tions. The Dreyfus Corporation serves as the Portfolio's investment adviser. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Corporation serves as the Portfolio's investment adviser.

5. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager this portfolio.

6. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this port-folio.

7. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Portfo-lio seeks high total return with reduced risk over the long-term by allocat-ing its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

8. Janus Aspen Series--Worldwide Growth Portfolio. seeks long-term growth of capital in a manner consistent with the preservation of capital. Pursues ob-jective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the Portfolio's investment advisor.

9. Lincoln National Aggressive Growth Fund, Inc. seeks to maximize capital ap-preciation. The fund invests in stocks of small, lesser known companies which have a chance to grow significantly in a short time. Lincoln Invest-ment Management, Inc. (Lincoln Investment*) is the fund's investment advi-sor, and Putnam Investments is the fund's investment sub-advisor.

10. Lincoln National Social Awareness Fund, Inc. seeks long-term capital appre-ciation. The fund buys stocks of established companies which adhere to cer-tain specific social criteria. Lincoln Investment* is the fund's investment advisor and Vantage Investment Advisors is the fund's investment sub-advi-sor.

11. Neuberger Berman Advisers Management Trust--Partners Portfolio seeks capi-tal growth by investing mainly in common stocks of mid- to large-capital-ization established companies using the value-oriented investment approach. Neuberger Berman Management Incorporated serves as the Portfolio's invest-ment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-ad-visor.

12. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Rowe Price-Fleming In-ternational, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are in-vested pending LNY's receipt of a complete order, see The Contracts.

*Lincoln Investments has informed the funds to which it provides advisory serv-ices that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investments does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses of these funds for more information.

As compensation for their services to the fund, the investment advisors re-ceive a fee from the fund, which is accrued daily and paid monthly or quarter-ly. This fee is based on the net assets of each fund, defined under Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the advisor and/or distributor, or an affiliate there-of, may compensate LNY (or an affiliate) for administrative, distribution, or other services. Some funds may compensate us more than other funds. It is an-ticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LNY (or an affiliate).

Sale of shares by the funds
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of his or her account balance from one subaccount to an-other, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LNY and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We will incur cer-tain costs and expenses for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing purchases and redemptions of fund shares as required, maintaining records, administering annuity payout options, furnishing accounting and valuation services (includ-ing the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death ben-efits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge under GVA I or GVA II and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the de-scription of the charge. For example, the surrender charge collected under GVA I or GVA II may not fully cover all of the sales and distribution expenses ac-tually incurred by us.

Deductions from the VAA for GVA I, II, & III
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.00% of the daily net asset value. The charge is a mortality and expense risk charge. It is as-sessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or decreased.

Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:

                                                                          GVA II
                                                                   GVA II NON-
During Participation Year                                    GVA I ERISA  ERISA
--------------------------------------------------------------------------------
  1-6......................................................    5%    5%      6%
  7........................................................    4%    4%      6%
  8........................................................    3%    3%      6%
  9........................................................    2%    2%      6%
  10.......................................................    1%    1%      6%
  11 and later.............................................    0%    0%      6%

*There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is de-ducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any partici-pant, the surrender charge will never exceed 8.5% of the cumulative contribu-tions to the participant's account.


We impose the surrender charge on GVA I and GVA II to compensate us for the loss we experience on our distribution costs when a participant withdraws ac-count value before distribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Fixed account withdrawal/transfer limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account bal-ance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:

Year Request Received                                Percentage of Fixed Account
By LNY                                               Available Under GVA III
--------------------------------------------------------------------------------
   1................................................              20%
   2................................................              25%
   3................................................           33.33%
   4................................................              50%
   5................................................             100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to pro-hibit any additional contributions by a participant that notifies us their in-tention to liquidate their fixed account balance and stop contributions to the contract.

Fixed account waiver of surrender charges and withdrawal/transfer limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:

      Standard con-    Optional con-
         ditions          ditions
-------------------------------------------------------------------------------
    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA I                   with their
                        employer and
                        is at least
                        55 years of
    . the partici-      age
      pant has
      died
    . the partici-
      pant has in-
      curred a        . the partici-
      disability        pant is ex-
      (as defined       periencing
      under the         financial
      contract)         hardship
    . the partici-
      pant has
      separated
      from service
      with their
      employer

    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA II                  with their
                        employer
    . the partici-
      pant has
      died            . the partici-
    . the partici-      pant is ex-
      pant has in-      periencing
      curred a          financial
      disability        hardship
      (as defined
      under the
      contract)
    . the partici-
      pant has
      separated
      from service
      with their
      employer and
      is at least
      55 years of
      age

    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA III                 with their
                        employer and
                        is at least
                        55 years of
    . the partici-      age
      pant has
      died
    . the partici-
      pant has in-
      curred a
      disability
      (as defined
      under the
      contract)
    . the partici-
      pant has
      separated
      from service
      with their
      employer
    . the partici-
      pant is ex-
      periencing
      financial
      hardship*

* A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contracts without these provisions.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.0% to 5.0%. Currently, there is no premium tax imposed for New York residents.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

Loans are subject to loan interest charges. In addition, we may impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administra-tive services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enrollment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated tech-niques in submitting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual adminis-tration charge on behalf of participants under a contract, or by election im-pose this charge only on participants with account balances in the VAA.

The Contracts

Purchase of the Contracts
We designed the Contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. An employer, association or trustee in some circumstances may apply for a contract by completing an appli-cation and returning it to us. If we accept the application, the contractowner or an affiliated employer can forward contributions on behalf of employees who then become participants under the contracts. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis as se-lected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all par-ticipants. Annual contributions under qualified plans may be subject to maxi-mum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party re-sponsible for the invalid contribution must reimburse us for any losses or ex-penses resulting from the invalid contribution.

Initial contributions

When we receive a completed enrollment form and all other information neces-sary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly completed enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change. If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account bal-ance in the pending allocation account within 105 days of the date of the ini-tial contribution. The pending allocation account invests in Fidelity VIP-- Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual administration charge on the pending allocation account. We begin im-posing these charges when we receive a properly completed enrollment form. The participant's participation date will be the date we deposited the partici-pant's contribution into the pending allocation account.

Valuation date

Accumulation units and annuity units will be valued once daily at the close of trading (currently normally 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before the end of the valuation date (normally 4:00 p.m., New York time). If the contribution is received at or after the end of the valuation date, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the ex-penses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Under GVA III transfers from the fixed account are subject to special limits. See Fixed account withdrawals/ transfer limits for GVA III.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in the that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not require any minimum transfer amount, and do not limit the number of transfers other than for transfers from the fixed account under GVA III.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In most instances, a transfer between subaccounts can also be made through the Internet Service Center or Voice Response Unit. In order to pre-vent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their in-structions. We may also assign the participant a Personal Identification Num-ber (PIN) to serve as identification. We will not be liable for following tel-ephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in error, the contractowner or participant must notify us within 30 days of the confirmation date. Tele-phone transfers will be processed on the valuation date that they are received when they are received by us before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term ex-pectations may increase the risk that a transfer will be made at an inoppor-tune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annu-ity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death bene-fit paid to the participant's designated beneficiary will be the greater of:
(1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit in either the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is request-ed, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regula-tions governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the cal-endar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, dis-tributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have at-tained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the ben-eficiary must commence, the date of death of the surviving spouse is substi-tuted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal Tax Matters.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we re-ceive proof of death no later than the end of the fourth calendar year follow-ing the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See Fixed account withdrawal/ transfer limits for GVA III.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See Charges and Other Deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal Tax Matters.

Total withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our cal-culation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see Federal Tax Matters.

Withdrawal requests for a participant under Section 401(a) plans and plans sub-ject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the partici-pant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the with-drawal request. See Federal Tax Matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before request-ing a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent schedule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, benefi-ciary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner questions

The obligations to purchasers under the contracts are those of LNY. Questions about the contract should be directed to us at 1-800-893-7168 or visit www.lincolnlife-NY.com.

Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account bal-ance or the death benefit to an annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account balance in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate ac-count of LNY (variable payout division). We do not impose a charge when the an-nuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a vari-able payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable pay-out division, we will provide a Prospectus for the variable payout division be-fore the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payouts to be made to the participant must be more than 50% of the present value of the total payouts to be made to the participant and the beneficiary.

If an annuitant dies before the end of a guaranteed annuity period, the benefi-ciary, if any, or the annuitant's estate will receive any remaining payouts due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annu-ity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Period of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and Other Deductions and Federal Tax Matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first annuity payout to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A participant or contractowner may select an annuity commencement date for the annuitant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal Tax Matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usu-ally one month after the annuity payout calculation date; subsequent annuity payouts are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annu-ity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calcu-lation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code.

Tax deferral on earnings

The Federal income tax law generally does not tax any increase in the contract value until the contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirement must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Ex-amples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, the participant could be required to pay tax currently on the ex-cess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits the contractowner's and the participant's right to choose particular investments for the contract. Because the IRS has not is-sued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, the contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without the contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possi-ble that the tax law will not treat the contract as an annuity for Federal in-come tax purposes. In that event, the contractowner and/or participant would be currently taxable on the excess of the contract value over the contribu-tions of the contract.

Tax treatment of payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in the contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders

The contractowner and/or participant will pay tax on withdrawals to the extent your contract value exceeds your contributions in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. The contractowner and/or participant will pay tax on a surrender to the extent the amount you receive exceeds contributions. In certain circumstances contribu-tions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the con-tract. We will notify you annually of the taxable amount of your annuity pay-out. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annu-ity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits

We may distribute amounts from the contract because of the death of a partici-pant. The tax treatment of these amounts depends on whether the participant or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase not pre-viously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The tax code may impose a 10% penalty tax on any distribution from the contract which the contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These ex-ceptions include withdrawals, surrenders, or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . a beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract

In certain circumstances, we must combine some or all of the nonqualified annu-ity contracts a participant owns in order to determine the amount of an annuity payout, a surrender or a withdrawal that a participant must include in income. For example, if a contractowner and/or participant purchase two or more de-ferred annuity contracts from the same life insurance company (or its affili-ates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that the participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of a participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract

If the contractowner and/or participant transfer ownership of the contract to a person other than the participant's spouse (or to the participant's former spouse incident to divorce), and receive a payment less than the contract's value, the participant will pay tax on their contract value to the extent that it exceeds the contractowner's and/or participant's contributions not previ-ously received. The new owner's contributions in the contract would then be in-creased to reflect the amount included in the contractowner's and/or partici-pant's income.

Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts". We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified employee pension and profit sharing plans ("401(a)") and qualified annuity plans ("403(a) plans")

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan partici-pant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules permit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts, the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satis-fied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the participant reaches age 59 1/2, . received on or after the participant's death or because of the participant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the par-
  ticipant's life or (life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans, and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount unless participant elects to have the amount directly transferred to certain qualified plans or contracts.

Before we send a rollover distribution, we will provide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of LNY
Under existing Federal income tax laws, LNY does not pay tax on investment in-come and realized gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS and the courts may modify these authorities, sometimes retroactively.

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instruc-tions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the num-ber of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms for all participants who have voting rights under the contract. Since the funds engage in shared funding, other persons or entities besides LNY may vote fund shares. See Description of the Funds--Sale of shares by the funds.

Distribution of the Contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. The contracts will be sold by properly licensed registered representa-tives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a bro-ker-dealer and is a member of the National Association of Securities Dealers
(NASD). LNY will offer contracts in New York.

Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, to provide accounting services to the VAA. The account-ing services for Lincoln Life are in turn provided by Delaware Management Com-pany, 2005 Market Street, Philadelphia, PA 19203, through Lincoln Life's serv-ice agreement with Delaware. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract pro-ceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is re-stricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for indi-vidually sold life insurance and annuities.

Legal proceedings. LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceed-ings are routine and in the ordinary course of business.
                  Group Variable Annuity Contracts I, II, III
                      Statement of Additional Information
                               Table of Contents

                                            Page
DEFINITIONS                                    2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS     2
PERFORMANCE CALCULATIONS                       3
DISTRIBUTION OF CONTRACTS                      6
INDEPENDENT AUDITORS                           6
ADVERTISING AND SALES LITERATURE               6
FINANCIAL STATEMENTS                           9

 ................................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Co. of New York Variable Annuity Account L:

                                 (Please Print)

Name: ________________________________  Social Security No.: ___________________
Address: _______________________________________________________________________
City _________________________________  State ____________
                                                            Zip ________________

Mail to Lincoln Life & Annuity Co. of New York, P.O. Box 1337, Syracuse NY 13201-1337

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2000

                  GROUP VARIABLE ANNUITY CONTRACTS I, II & III
                       FUNDED THROUGH THE SUB-ACCOUNTS OF
                             LINCOLN LIFE & ANNUITY
                           VARIABLE ANNUITY ACCOUNT L
                                       OF
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   2
Determination of Variable Annuity Payments.................................   2
Performance Calculations...................................................   3
Distribution of Contracts..................................................   6
Independent Auditors.......................................................   6
Advertising and Sales Literature...........................................   6
Financial Statements.......................................................   9

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Variable Annuity Con-tracts (the "Contracts"), dated May 1, 2000.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, New York 13201-1337, calling LNY at 1-800-893-7168, or visiting www.lincolnlife-NY.com.



NY90022

                                  DEFINITIONS

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guar-anteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) Business Days prior to the first day of a calendar month.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience. The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial pay-ments are based on the 1983 Individual Annuity Mortality Table, and an inter-est rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate op-tion is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               Illustration of Calculation of Annuity Unit Value

1.Annuity Unit Value as of immediately preceding Annuity Payment
    Calculation Date.................................................. $11.0000
2.Accumulation Unit Value as of Annuity Payment Calculation Date...... $20.0000
3.Accumulation Unit Value as of immediately preceding Annuity Payment
    Calculation Date.................................................. $19.0000
4.Interest Rate.......................................................... 6.00%
5.Interest Rate Factor (30 days)........................................ 1.0048
6.Annuity Unit Value as of Annuity Payment Calculation Date =
    1 times 2 divided by 3 divided by 5............................... $11.5236

                        Illustration of Annuity Payments

1.Annuity Conversion Amount as of Participant's initial Annuity Payment
    CalculationDate................................................ $100,000.00
2.Assumed Annuity Conversion Factor per $1 of Monthly Income for an individual age 65selecting a Single Life Annuity with Assumed Interest Rate of
    6%.................................................................. $138.63
3.Participant's initial Annuity Payment = 1 divided by 2................ $721.34
4.Assumed Annuity Unit Value as of Participant's initial Annuity Payment
    CalculationDate.................................................... $11.5236
5.Number of Annuity Units = 3 divided by 4.............................. 62.5968
6.Assumed Annuity Unit Value as of Participant's second Annuity Payment
    CalculationDate.................................................... $11.9000
7.Participant's second Annuity Payment = 5 times 6...................... $744.90

                            PERFORMANCE CALCULATIONS

                     CALCULATION OF INVESTMENT RESULTS

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

  P(1+T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000

    T = average annual total return for the period in question

    N = number of years

    ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

    The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anni-versary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard per-formance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard performance data for the period ending December 31, 1999:

                                           SUB-                      10 YEARS/
                                           ACCOUNT                   SINCE
                                           INCEPTION                 INCEPTION
SUBACCOUNTS (FUND NAMES)                   DATE      1 YEAR  5 YEARS DATE
------------------------                   --------- ------  ------- ---------
Asset Manager Account                      01/31/97   3.38%    N/A      5.72%
 (Fidelity VIP II-Asset Manager)

Balanced Account                           01/31/97   2.42     N/A      5.61
 (American Century VP Balanced)

Equity-Income Account                      01/31/97  -1.05     N/A      3.07
 (Fidelity VIP Equity-Income Portfolio)

Global Growth Account                      10/01/98  53.04     N/A     68.28
 (Janus Aspen Series Worldwide Growth
  Portfolio)

Growth I Account                           01/31/97  27.90     N/A     21.50
 (Fidelity VIP Growth Portfolio)

Index Account                              01/31/97  12.23     N/A     12.86
 (Dreyfus Stock Index Fund)

International Stock Account                01/31/97  24.07     N/A     12.82
 (T Rowe Price International Series)

Mid Cap Growth I Account                   10/01/98  32.54     N/A     49.36
 (Lincoln National Aggressive Growth Fund)

Mid Cap Value Account                      10/01/98  -0.08     N/A     14.56
 (Neuberger Berman AMT Partners Portfolio)

Small Cap Account                          01/31/97  14.60     N/A      3.13
 (Dreyfus VIF Small Cap Portfolio)

Small Cap Growth Account                   10/01/98  26.41     N/A     50.80
 (Baron Capital Asset Fund)

Social Awareness Account                   10/01/98   7.42     N/A     28.95
 (Lincoln National Social Awareness Fund)

The tables provide performance information for GVA II contracts not subject to ERISA for each Sub-Account for specified periods ending December 31, 1999. This information does not indicate or represent future performance.

Performance information for GVA I and GVA III and GVA II contracts subject to ERISA is not shown.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any riders that were in effect during the time periods shown. This perfor-mance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report perfor-mance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the un-derlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cu-mulative return.

Non-standard performance data for the period ending December 31, 1999 (Ad-justed for Contract Expense Charges):

                          FUND
                          INCEPTION                                         SINCE
SUBACCOUNTS (FUND NAMES)  DATE      YTD    1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION
------------------------  --------- -----  ------  ------- ------- -------- ---------
Asset Manager Account       9/6/89   9.99%  9.99%   14.30%  14.33%  11.79%    11.44%
 (Fidelity VIP II-Asset
  Manager)

Balanced Account            5/1/91   8.96   8.96    12.64   13.64     N/A     10.17
 (American Century VP
  Balanced)

Equity-Income Account      10/9/86   5.27   5.27    13.77   17.28   13.16     12.45
 (Fidelity VIP Equity-
  Income Portfolio)

Global Growth Account      9/13/93  62.82  62.82    35.87   32.11     N/A     28.22
 (Janus Aspen Series
  Worldwide Growth
  Portfolio)

Growth I Account           10/9/86  36.07  36.07    31.86   28.29   18.55     17.37
 (Fidelity VIP Growth
  Portfolio)

Index Account              9/29/89  19.41  19.41    25.80   26.64   16.33     16.04
 (Dreyfus Stock Index
  Fund)

International Stock
 Account                   3/31/94  32.00  32.00    15.53   13.93     N/A     12.17
 (T Rowe Price
  International Series)

Mid Cap Growth I Account    2/3/94  41.01  41.01    16.78   19.63     N/A     13.67
 (Lincoln National
  Aggressive Growth
  Fund)

Mid Cap Value Account      3/22/94   6.30   6.30    12.46   19.67     N/A     16.15
 (Neuberger Berman AMT
  Partners Portfolio)

Small Cap Account          8/31/90  21.93  21.93    10.37   14.63     N/A     34.08
 (Dreyfus VIF Small Cap
  Portfolio)

Small Cap Growth Account   10/1/98  34.48  34.48      N/A     N/A     N/A     58.47
 (Baron Capital Asset
  Fund)

Social Awareness Account    5/2/88  14.29  14.29    22.58   27.20   17.15     17.53
 (Lincoln National
  Social Awareness Fund)

The tables provide performance information for GVA II contracts not subject to ERISA for each Sub-Account for specified periods ending December 31, 1999. This information does not indicate or represent future performance.

Performance information for GVA I and GVA III and GVA II contracts subject to ERISA is not shown.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation ("LFA"), an indirect subsidiary of Lin-coln National Corporation, is registered with the Securities and Exchange Com-mission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the Vari-able Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.

                              INDEPENDENT AUDITORS

The financial statements of the Variable Annuity Account and the statutory-ba-sis financial statements of LNY appearing in this SAI and Registration State-ment have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registra-tion Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                        ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, LNY may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an in-surance company's relative financial strength and ability to meet its contrac-tual obligations. The procedure includes both a quantitative and qualitative review of each company.

DUFF & PHELPS insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and sta-tistical information on the solvency and liquidity of major U.S. licensed in-surance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It mea-sures performance of securities in Europe, Australia and the Far East. The in-dex reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1,000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, includ-ing reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a sim-ple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive sta-tistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR'S CORP. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations un-der an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable con-tracts.

STANDARD & POOR'S 500 INDEX (S&P 500)--broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index--This index is based on the National Association of Se-curities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA)--Price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indica-tors. The average is quoted in points, not dollars.

RUSSELL 1000 INDEX--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US com-panies.

RUSSELL 2000 INDEX--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US companies.

LEHMAN BROTHERS AGGREGATE BOND INDEX--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by mar-ket capitalization.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX--Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

LEHMAN BROTHERS GOVERNMENT INTERMEDIATE BOND INDEX--Composed of all bonds cov-ered by the Lehman Brothers Government Bond Index (all publicly issued, non-convertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

MERRILL LYNCH HIGH YIELD MASTER INDEX--This is an index of high yield debt se-curities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than in-vestment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Is-sues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

MORGAN STANLEY EMERGING MARKETS FREE INDEX--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

MORGAN STANLEY WORLD CAPITAL INTERNATIONAL WORLD INDEX--A market capitaliza-tion weighted index composed of companies representative of the market struc-ture of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

MORGAN STANLEY PACIFIC BASIN (EX-JAPAN) INDEX--An arithmetic, market value-weighted average of the performance of securities listed on the stock ex-changes of the following Pacific Basin Countries: Australia, Hong Kong, Malay-sia, New Zealand and Singapore.

NAREIT EQUITY REIT INDEX--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Ex-change, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

SALOMON BROTHERS WORLD GOVERNMENT BOND (NON US) INDEX--A market capitalization weighted index consisting of government bond markets of the following 13 coun-tries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

SALOMON BROTHERS 90 DAY TREASURY-BILL INDEX--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecu-tive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

STANDARD AND POOR'S INDEX (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

STANDARD AND POOR'S UTILITIES INDEX--The utility index is one of several in-dustry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

Internet--As an electronic communications network Internet may be used to pro-vide information regarding "LNY" performance of the subaccounts and advertise-ment literature.

In its advertisements and other sales literature for the VAA and the eligible funds, LNY intends to illustrate the advantages of the contracts in a number of ways:

Compound interest illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the po-tential advantage of the variable account over the fixed side; and the com-pounding effect when a client makes regular contributions to his or her ac-count.

Dollar-cost averaging illustrations. These illustrations will generally dis-cuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Lincoln Financial Group. is the marketing name for Lincoln National Corpora-tion (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $103 billion and annual con-solidated revenues of $6.8 billion. Through its wealth accumulation and pro-tection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment manage-ment and financial planning and advisory services.

LNY's customers. Sales literature for the VAA, the funds and series may refer to the number of employers and the number of individual annuity clients which LNY serves. As of the date of this prospectus LNY was serving over 400 em-ployer contracts employers and had more than 149,000 individuals.

LNY's assets, size. LNY may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above), it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recog-nized evaluation criteria. (See Reference to A.M. Best Company above.) For ex-ample, at year-end 1999, LNY had statutory admitted assets of over $2 billion.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar re-ports from Best's or other similar publications which report on the insurance and financial services industries.

                              FINANCIAL STATEMENTS

Financial statements of the VAA and the statutory-basis financial statements of LNY appear on the following pages.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Variable Annuity Account L

Statement of assets and liability

December 31, 1999


                                                    Dreyfus       Dreyfus
                                                    Stock Index   Small Cap
                                      Combined      Subaccount    Subaccount
------------------------------------------------------------------------------
Assets
 Investments at Market--Affiliated
  (Cost $10,520,410)                  $ 14,289,998   $        --  $        --
 Investments at Market--Unaffiliated
  (Cost $235,839,967)                  312,724,054    59,641,003   22,216,803
------------------------------------  ------------   -----------  -----------
Total Assets                           327,014,052    59,641,003   22,216,803
------------------------------------

Liability--Payable to Lincoln Life &
 Annuity Company of New York                 8,888         1,616          596
------------------------------------  ------------   -----------  -----------
Net Assets                            $327,005,164   $59,639,387  $22,216,207
------------------------------------  ============   ===========  ===========
Percent of net assets                       100.00%        18.24%        6.79%
------------------------------------  ============   ===========  ===========
Net assets are represented by:
 . Units in accumulation period                        1,319,216    1,080,983
 -----------------------------------
 . Unit value                                        $    45.208  $    20.552
------------------------------------                 -----------  -----------
Net Assets                                           $59,639,387  $22,216,207
------------------------------------                 ===========  ===========
                                      Calvert                     Fidelity
                                      Social        T. Rowe Price VIP Money
                                      Balanced      International Market
                                      Subaccount    Subaccount    Subaccount
------------------------------------------------------------------------------
Assets
 Investments at Market--Affiliated
  (Cost $10,520,410)                  $         --   $        --  $        --
 Investments at Market--Unaffiliated
  (Cost $235,839,967)                           --     9,821,276      142,141
------------------------------------  ------------   -----------  -----------
Total Assets                                    --     9,821,276      142,141
------------------------------------
Liability--Payable to Lincoln Life &
 Annuity Company of New York                    --           268           --
------------------------------------  ------------   -----------  -----------
Net Assets                            $         --   $ 9,821,008  $   142,141
------------------------------------  ============   ===========  ===========
Percent of net assets                         0.00%         3.00%        0.04%
------------------------------------  ============   ===========  ===========
Net assets are represented by:
 . Units in accumulation period                 --       518,774       10,776
 -----------------------------------
 . Unit value                         $         --   $    18.931  $    13.191
------------------------------------  ------------   -----------  -----------
Net Assets                            $         --   $ 9,821,008  $   142,141
------------------------------------  ============   ===========  ===========


See accompanying notes.

 American                                              Fidelity
 Century      American                    Fidelity     VIP II
 VP Capital   Century VP    Fidelity VIP  VIP Equity-  Asset
 Appreciation Balanced      Growth        Income       Manager
 Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
-----------------------------------------------------------------------
 $     --     $        --   $         --  $        --  $        --
       --      11,637,326    129,828,390   27,245,994   38,400,830
 --------     -----------   ------------  -----------  -----------
       --      11,637,326    129,828,390   27,245,994   38,400,830
       --             318          3,533          744        1,050
 --------     -----------   ------------  -----------  -----------
 $     --     $11,637,008   $129,824,857  $27,245,250  $38,399,780
 ========     ===========   ============  ===========  ===========
     0.00%           3.56%         39.71%        8.33%       11.74%
 ========     ===========   ============  ===========  ===========
       --         502,280      2,438,762    1,171,752    1,489,145
 $     --     $    23.168   $     53.234  $    23.252  $    25.786
 --------     -----------   ------------  -----------  -----------
 $     --     $11,637,008   $129,824,857  $27,245,250  $38,399,780
 ========     ===========   ============  ===========  ===========
                                          Lincoln      Lincoln
                            Janus Aspen   National     National
 AMT          Baron         Series        Social       Aggressive
 Partners     Capital Asset WorldWide     Awareness    Growth
 Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
-----------------------------------------------------------------------
 $     --     $        --   $         --  $ 3,016,397  $11,273,601
  809,176       3,405,943      9,575,172           --           --
 --------     -----------   ------------  -----------  -----------
  809,176       3,405,943      9,575,172    3,016,397   11,273,601
       22              95            260           82          304
 --------     -----------   ------------  -----------  -----------
 $809,154     $ 3,405,848   $  9,574,912  $ 3,016,315  $11,273,297
 ========     ===========   ============  ===========  ===========
     0.25%           1.04%          2.93%        0.92%        3.45%
 ========     ===========   ============  ===========  ===========
   64,174         191,615        469,701      206,340      641,895
 $ 12.609     $    17.774   $     20.385  $    14.618  $    17.563
 --------     -----------   ------------  -----------  -----------
 $809,154     $ 3,405,848   $  9,574,912  $ 3,016,315  $11,273,297
 ========     ===========   ============  ===========  ===========

Lincoln Life & Annuity Variable Annuity Account L

Statement of operations

Year Ended December 31, 1999

                                                      Dreyfus Stock Dreyfus
                                                      Index         Small Cap
                                         Combined     Subaccount    Subaccount
--------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $ 2,563,078  $  564,838    $   14,620
 ---------------------------------------
 . Dividends from net realized gains on
   investments                            13,738,515     484,926            --
----------------------------------------
Mortality and expense guarantees          (2,725,196)   (514,553)     (199,491)
---------------------------------------- -----------  ----------    ----------
Net Investment Income (Loss)              13,576,397     535,211      (184,871)
----------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments:
 . Net realized gain (loss) on
   investments                             4,047,339   1,296,418       209,965
 ---------------------------------------
 . Net change in unrealized appreciation
   or depreciation on investments         44,693,942   7,429,226     4,062,999
---------------------------------------- -----------  ----------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments                           48,741,281   8,725,644     4,272,964
---------------------------------------- -----------  ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations               $62,317,678  $9,260,855    $4,088,093
---------------------------------------- ===========  ==========    ==========
                                         Calvert
                                         Social       T. Rowe Price Fidelity VIP
                                         Balanced     International Money Market
                                         Subaccount   Subaccount    Subaccount
--------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income      $        --  $   35,519    $    3,177
 ---------------------------------------
 . Dividends from net realized gains on
   investments                                    --     111,631            --
----------------------------------------
Mortality and expense guarantees             (12,095)    (80,921)           --
---------------------------------------- -----------  ----------    ----------
Net Investment Income (Loss)                 (12,095)     66,229         3,177
----------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments:
 . Net realized gain (loss) on
   investments                               160,853     259,381            --
 ---------------------------------------
 . Net change in unrealized appreciation
   or depreciation on investments           (125,920)  2,091,927            --
---------------------------------------- -----------  ----------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments                               34,933   2,351,308            --
---------------------------------------- -----------  ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations               $    22,838  $2,417,537    $    3,177
---------------------------------------- ===========  ==========    ==========

See accompanying notes.

 American
 Century VP   American
 Capital      Century VP    Fidelity VIP Fidelity VIP  Fidelity VIP II
 Appreciation Balanced      Growth       Equity-Income Asset Manager
 Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
--------------------------------------------------------------------------
 $      --    $  206,820    $   148,319  $  383,467    $1,180,645
        --     1,427,055      9,325,587     847,664     1,495,484
   (49,607)     (110,925)    (1,010,714)   (274,588)     (366,515)
 ---------    ----------    -----------  ----------    ----------
   (49,607)    1,522,950      8,463,192     956,543     2,309,614
  (292,971)      (34,838)     1,640,862     408,379       164,351
 1,097,125      (515,632)    22,798,147     (57,149)    1,074,307
 ---------    ----------    -----------  ----------    ----------
   804,154      (550,470)    24,439,009     351,230     1,238,658
 ---------    ----------    -----------  ----------    ----------
 $ 754,547    $  972,480    $32,902,201  $1,307,773    $3,548,272
 =========    ==========    ===========  ==========    ==========
                                         Lincoln       Lincoln
                            Janus        National      National
              Baron         Aspen Series Social        Aggressive
 AMT Partners Capital Asset WorldWide    Awareness     Growth
 Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
--------------------------------------------------------------------------
 $   2,430    $      451    $     6,212  $   16,562    $       18
     4,225        17,239             --      24,704            --
    (5,436)      (14,748)       (35,696)    (13,898)      (36,009)
 ---------    ----------    -----------  ----------    ----------
     1,219         2,942        (29,484)     27,368       (35,991)
   (11,114)       34,101         97,891      15,380        98,681
     6,805       494,084      2,590,413     318,357     3,429,253
 ---------    ----------    -----------  ----------    ----------
    (4,309)      528,185      2,688,304     333,737     3,527,934
 ---------    ----------    -----------  ----------    ----------
 $  (3,090)   $  531,127    $ 2,658,820  $  361,105    $3,491,943
 =========    ==========    ===========  ==========    ==========

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 1998 and 1999

                                                             Dreyfus       Dreyfus
                                                             Stock Index   Small Cap
                                               Combined      Subaccount    Subaccount
----------------------------------------------------------------------------------------
Net assets at January 1, 1998                  $164,715,623  $ 24,281,125  $ 17,038,914
Changes From Operations:
 . Net investment income (loss)                  12,895,833       207,008       182,869
 --------------------------------------------
 . Net realized gain (loss) on investments          356,404       350,089       (51,346)
 --------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                   23,679,166     7,387,011    (1,060,607)
---------------------------------------------  ------------  ------------  ------------
Net increase (decrease) in net assets result-
 ing from operations                             36,931,403     7,944,108      (929,084)
---------------------------------------------
Change From Unit Transactions:
 . Contract purchases                            73,993,989    17,158,221     8,267,555
 --------------------------------------------
 . Terminated contracts                         (38,785,682)   (6,625,073)   (4,375,024)
---------------------------------------------  ------------  ------------  ------------
Net increase (decrease) in net assets result-
 ing from unit
 transactions                                    35,208,307    10,533,148     3,892,531
---------------------------------------------  ------------  ------------  ------------
Total increase (decrease) in net assets          72,139,710    18,477,256     2,963,447
---------------------------------------------  ------------  ------------  ------------
Net assets at December 31, 1998                $236,855,333  $ 42,758,381  $ 20,002,361
---------------------------------------------
Changes From Operations:
 . Net investment income (loss)                $ 13,576,397  $    535,211  $   (184,871)
 --------------------------------------------
 . Net realized gain (loss) on investments        4,047,339     1,296,418       209,965
 --------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                   44,693,942     7,429,226     4,062,999
---------------------------------------------  ------------  ------------  ------------
Net increase (decrease) in net assets result-
 ing from operations                             62,317,678     9,260,855     4,088,093
---------------------------------------------
Change From Unit Transactions:
 . Contract purchases                           108,543,350    19,576,561     6,116,660
 --------------------------------------------
 . Terminated contracts                         (80,711,197)  (11,956,410)   (7,990,907)
---------------------------------------------  ------------  ------------  ------------
Net increase (decrease) in net assets result-
 ing from unit
 transactions                                    27,832,153     7,620,151    (1,874,247)
---------------------------------------------  ------------  ------------  ------------
Total increase (decrease) in net assets          90,149,831    16,881,006     2,213,846
---------------------------------------------  ------------  ------------  ------------
Net assets at December 31, 1999                $327,005,164  $ 59,639,387  $ 22,216,207
---------------------------------------------  ============  ============  ============


See accompanying notes.

 American                                 Fidelity     Fidelity
 Century       American                   VIP          VIP II
 VP Capital    Century      Fidelity      Equity-      Asset
 Appreciation  VP Balanced  VIP Growth    Income       Manager
 Subaccount    Subaccount   Subaccount    Subaccount   Subaccount
-----------------------------------------------------------------------
 $  9,603,182  $ 8,139,800  $ 51,533,234  $17,762,833  $29,231,161
      371,217    1,005,380     6,596,005      952,615    3,398,796
     (390,660)       8,742       279,881       88,474        4,036
     (223,168)     250,001    14,528,043    1,005,317      833,429
 ------------  -----------  ------------  -----------  -----------
     (242,611)   1,264,123    21,403,929    2,046,406    4,236,261

    2,493,757    3,500,681    19,090,328   10,514,344    7,458,317
   (3,436,318)  (2,055,736)  (10,054,565)  (4,346,815)  (4,939,787)
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
     (942,561)   1,444,945     9,035,763    6,167,529    2,518,530
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
   (1,185,172)   2,709,068    30,439,692    8,213,935    6,754,791
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
 $  8,418,010  $10,848,868  $ 81,972,926  $25,976,768  $35,985,952
 $    (49,607) $ 1,522,950  $  8,463,192  $   956,543  $ 2,309,614
     (292,971)     (34,838)    1,640,862      408,379      164,351
    1,097,125     (515,632)   22,798,147      (57,149)   1,074,307
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
      754,547      972,480    32,902,201    1,307,773    3,548,272
      971,562    2,392,649    35,947,901    7,354,432    6,748,510
  (10,144,119)  (2,576,989)  (20,998,171)  (7,393,723)  (7,882,954)
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
   (9,172,557)    (184,340)   14,949,730      (39,291)  (1,134,444)
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
   (8,418,010)     788,140    47,851,931    1,268,482    2,413,828
 ------------  -----------  ------------  -----------  -----------
 ------------  -----------  ------------  -----------  -----------
 $         --  $11,637,008  $129,824,857  $27,245,250  $38,399,780
 ------------  -----------  ------------  -----------  -----------
 ============  ===========  ============  ===========  ===========

Lincoln Life & Annuity Variable Annuity Account L

Years Ended December 31, 1998 and 1999

                                               Calvert                    Fidelity
                                               Social       T. Rowe Price VIP Money
                                               Balanced     International Market
                                               Subaccount   Subaccount    Subaccount
-------------------------------------------------------------------------------------
Net assets at January 1, 1998                  $ 1,162,046   $ 5,937,942  $   25,386
Changes From Operations:
 . Net investment income (loss)                    128,354        51,872       1,835
 --------------------------------------------
 . Net realized gain (loss) on investments          26,823        39,225          --
 --------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                      74,980       810,790          --
---------------------------------------------  -----------   -----------  ----------
Net increase (decrease) in net assets result-
 ing from operations                               230,157       901,887       1,835
---------------------------------------------
Change From Unit Transactions:
 . Contract purchases                            1,051,972     2,849,094     215,066
 --------------------------------------------
 . Terminated contracts                           (437,617)   (1,860,545)   (204,056)
---------------------------------------------  -----------   -----------  ----------
Net increase (decrease) in net assets result-
 ing from unit
 transactions                                      614,355       988,549      11,010
---------------------------------------------  -----------   -----------  ----------
Total increase (decrease) in net assets            844,512     1,890,436      12,845
---------------------------------------------  -----------   -----------  ----------
Net assets at December 31, 1998                $ 2,006,558   $ 7,828,378  $   38,231
Changes From Operations:
 . Net investment income (loss)                $   (12,095)  $    66,229  $    3,177
 --------------------------------------------
 . Net realized gain (loss) on investments         160,853       259,381          --
 --------------------------------------------
 . Net change in unrealized appreciation or
   depreciation on investments                    (125,920)    2,091,927          --
---------------------------------------------  -----------   -----------  ----------
Net increase (decrease) in net assets result-
 ing from operations                                22,838     2,417,537       3,177
---------------------------------------------
Change From Unit Transactions:
 . Contract purchases                              353,635     2,284,928     321,919
 --------------------------------------------
 . Terminated contracts                         (2,383,031)   (2,709,835)   (221,186)
---------------------------------------------  -----------   -----------  ----------
Net increase (decrease) in net assets result-
 ing from unit
 transactions                                   (2,029,396)     (424,907)    100,733
---------------------------------------------  -----------   -----------  ----------
Total increase (decrease) in net assets         (2,006,558)    1,992,630     103,910
---------------------------------------------  -----------   -----------  ----------
Net assets at December 31, 1999                $        --   $ 9,821,008  $  142,141
---------------------------------------------  ===========   ===========  ==========


See accompanying notes.

                         Janus       Lincoln     Lincoln
             Baron       Aspen       National    National
 AMT         Capital     Series      Social      Aggressive
 Partners    Asset       WorldWide   Awareness   Growth
 Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
-----------------------------------------------------------------
 $       --  $       --  $       --  $       --  $        --
       (117)       (272)        157         223         (109)
        391       2,070          39         789       (2,149)
      4,250      23,118      24,024      15,551        6,427
 ----------  ----------  ----------  ----------  -----------
      4,524      24,916      24,220      16,563        4,169
    121,748     368,344     297,700     178,746      428,116
    (12,218)    (58,333)    (14,552)    (12,867)    (352,176)
 ----------  ----------  ----------  ----------  -----------
    109,530     310,011     283,148     165,879       75,940
 ----------  ----------  ----------  ----------  -----------
    114,054     334,927     307,368     182,442       80,109
 ----------  ----------  ----------  ----------  -----------
 $  114,054  $  334,927  $  307,368  $  182,442  $    80,109
 $    1,219  $    2,942  $  (29,484) $   27,368  $   (35,991)
    (11,114)     34,101      97,891      15,380       98,681
      6,805     494,084   2,590,413     318,357    3,429,253
 ----------  ----------  ----------  ----------  -----------
     (3,090)    531,127   2,658,820     361,105    3,491,943
  1,017,652   3,900,676   8,299,080   3,185,868   10,071,317
   (319,462) (1,360,882) (1,690,356)   (713,100)  (2,370,072)
 ----------  ----------  ----------  ----------  -----------
 ----------  ----------  ----------  ----------  -----------
    698,190   2,539,794   6,608,724   2,472,768    7,701,245
 ----------  ----------  ----------  ----------  -----------
 ----------  ----------  ----------  ----------  -----------
    695,100   3,070,921   9,267,544   2,833,873   11,193,188
 ----------  ----------  ----------  ----------  -----------
 ----------  ----------  ----------  ----------  -----------
 $  809,154  $3,405,848  $9,574,912  $3,016,315  $11,273,297
 ----------  ----------  ----------  ----------  -----------
 ==========  ==========  ==========  ==========  ===========

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

1. Accounting policies and account information
The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (Vari-able Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust.

On October 1, 1996, UNUM Life Insurance Company of America (UNUM America) and First Unum Life Insurance Company (First UNUM) completed the sale of their tax-qualified annuity business to the Company and The Lincoln National Life Insurance Company (Lincoln Life), the parent of the Company. The contracts of participants in the variable accounts of UNUM America and First UNUM with re-spect to which consent is obtained from the contractholders and/or partici-pants will be reinsured pursuant to an assumption reinsurance agreement. As-sets attributable to such participants' contracts have been transferred to the Variable Account and the variable accounts of Lincoln Life. Assets attribut-able to contracts of participants with respect to which such consent is not obtained will remain in the variable accounts of UNUM America and First Unum. During 1998, the net assets of the Variable Accounts increased by approxi-mately $2,169,612 from novations of assets from the variable accounts of UNUM America and First Unum.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been pre-pared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable sub-accounts each of which is invested in shares of thirteen portfolios (the Funds) of nine diversified open-end management investment companies, each portfolio with its own investment objective. The Funds are:

Dreyfus Variable Investment Fund:
 . Dreyfus Small Cap Portfolio
 . Dreyfus Stock Index Fund

American Century Variable Portfolios, Inc.:
 . American Century VP Balanced Portfolio

Fidelity Variable Insurance Products Fund:
 . Fidelity VIP Equity Income Portfolio
 . Fidelity VIP Growth Portfolio
 . Fidelity VIP Money Market Portfolio

Fidelity Variable Insurance Products Fund II:
 . Fidelity VIP II Asset Manager Portfolio

T. Rowe Price International Series, Inc.:
 . T. Rowe Price International Stock Portfolio

Neuberger Berman Advisors Management Trust (AMT)
 . AMT Partners Fund

Baron Capital Asset Fund Trust

Janus Aspen Series, Worldwide Growth Fund

Lincoln National:
 . Lincoln National Social Awareness Fund
 . Lincoln National Aggressive Growth Fund

The Fidelity VIP Money Market Portfolio is used only for investments of ini-tial contributions for which the Company has not received complete order in-structions. Upon receipt of complete order instructions, the payments trans-ferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal

Lincoln Life & Annuity Variable Annuity Account L

1. Accounting policies and account information (continued) income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and expense guarantees
Amounts are paid to the Company for mortality and expense guarantees at an ef-fective annual rate of 1.00% of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio.

Accordingly, the Company is responsible for all sales, general, and administra-tive expenses applicable to the Variable Accounts.

Lincoln Life & Annuity Variable Annuity Account L

3. Net assets
The following is a summary of net assets owned at December 31, 1999.

                                                    Dreyfus       Dreyfus
                                                    Stock Index   Small Cap
                                      Combined      Subaccount    Subaccount
-----------------------------------------------------------------------------
Unit Transactions:
Accumulation units                    $209,650,360  $38,509,425   $17,387,894
------------------------------------
Accumulated net investment income
 (loss)                                 32,467,810    1,521,395       826,682
------------------------------------
Accumulated net realized gain (loss)
 on investments                          4,233,319    1,740,634       158,712
------------------------------------
Net unrealized appreciation on
 investments                            80,653,675   17,867,933     3,842,919
------------------------------------  ------------  -----------   -----------
                                      $327,005,164   $59,639,387  $22,216,207
                                      ============  ===========   ===========
                                                                  Fidelity
                                      Calvert       T. Rowe       VIP
                                      Social        Price         Money
                                      Balanced      International Market
                                      Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------
Unit Transactions:
Accumulation units                    $   (378,445)  $ 6,454,475  $   135,926
------------------------------------
Accumulated net investment income
 (loss)                                    187,326       192,277        6,215
------------------------------------
Accumulated net realized gain (loss)
 on investments                            191,119       313,422           --
------------------------------------
Net unrealized appreciation on
 investments                                    --     2,860,834           --
------------------------------------  ------------  -----------   -----------
                                      $         --   $ 9,821,008  $   142,141
                                      ============  ===========   ===========

American                                                Fidelity          Fidelity
Century          American           Fidelity            VIP               VIP II
VP Capital       Century            VIP                 Equity-           Asset
Appreciation     VP Balanced        Growth              Income            Manager
Subaccount       Subaccount         Subaccount          Subaccount        Subaccount
--------------------------------------------------------------------------------------
  $477,832       $ 8,756,837        $ 69,210,678        $21,235,365       $26,895,144
   412,469         2,758,954          15,855,090          2,737,224         8,004,242
  (890,301)          (26,396)          1,933,146            465,582           111,322
        --           147,613          42,825,943          2,807,079         3,389,072
  --------       -----------        ------------        -----------       -----------
  $     --       $11,637,008        $129,824,857        $27,245,250       $38,399,780
  ========       ===========        ============        ===========       ===========
                                                        Lincoln           Lincoln
                 Baron              Janus Aspen         National          National
AMT              Capital            Series              Social            Aggressive
Partners         Asset              WorldWide           Awareness         Growth
Subaccount       Subaccount         Subaccount          Subaccount        Subaccount
--------------------------------------------------------------------------------------
  $807,720       $ 2,849,805        $  6,891,872        $ 2,638,647       $ 7,777,185
     1,102             2,670             (29,327)            27,591           (36,100)
   (10,723)           36,171              97,930             16,169            96,532
    11,055           517,202           2,614,437            333,908         3,435,680
  --------       -----------        ------------        -----------       -----------
  $809,154       $ 3,405,848        $  9,574,912        $ 3,016,315       $11,273,297
  ========       ===========        ============        ===========       ===========

Lincoln Life & Annuity Variable Annuity Account L

4. Purchases and sales of investments
The aggregate cost of investments purchased and the aggregate proceeds from in-vestments sold were as follows for 1999.

                                                    Aggregate   Aggregate
                                                    Cost of     Proceeds
                                                    Purchases   from Sales
---------------------------------------------------------------------------
Dreyfus Stock Index Fund                            $13,130,754 $ 4,974,949
Dreyfus Small Cap Portfolio                           2,652,059   4,711,113
American Century VP Capital Appreciation Portfolio      242,196   9,464,584
American Century VP Balanced Portfolio                2,909,987   1,571,356
Fidelity VIP Growth Portfolio                        31,656,851   8,242,631
Fidelity VIP Equity Income Portfolio                  4,684,285   3,766,998
Fidelity VIP II Asset Manager Portfolio               5,416,108   4,240,869
Calvert Social Balanced Portfolio                       194,672   2,236,218
T. Rowe Price International Series                    1,306,457   1,665,081
Fidelity VIP Money Market Portfolio                     265,075     161,165
AMT Partners Fund                                       966,337     266,909
Baron Capital Asset Fund                              3,559,088   1,016,266
Janus Aspen Series Worldwide Fund                     7,090,464     510,973
Lincoln National Social Awareness Fund                3,104,404     604,191
Lincoln National Aggressive Growth Fund               9,458,973   1,793,417
--------------------------------------------------
                                                    ----------- -----------
                                                    $86,637,710 $45,226,720
                                                    =========== ===========

5. Investments
The following is a summary of investments owned at December 31, 1999.

                                               Net
                                   Shares      Asset  Value of     Cost of
                                   Outstanding Value  Shares       Shares
-------------------------------------------------------------------------------
Dreyfus Stock Index Fund            1,551,131  $38.45 $ 59,641,003 $ 41,773,070
Dreyfus Small Cap Portfolio           334,893   66.34   22,216,803   18,373,884
American Century VP Balanced
 Portfolio                          1,493,880    7.79   11,637,326   11,489,713
Fidelity VIP Growth Portfolio       2,363,524   54.93  129,828,390   87,002,447
Fidelity VIP Equity Income
 Portfolio                          1,059,743   25.71   27,245,994   24,438,915
Fidelity VIP II Asset Manager
 Portfolio                          2,056,820   18.67   38,400,830   35,011,758
T. Rowe Price International
 Series                               515,823   19.04    9,821,276    6,960,442
Fidelity VIP Money Market
 Portfolio                            142,142    1.00      142,141      142,141
AMT Partners Fund                      41,200   19.64      809,176      798,121
Baron Capital Asset Fund              191,668   17.77    3,405,943    2,888,741
Janus Aspen Series Worldwide Fund     200,527   47.75    9,575,172    6,960,735
Lincoln National Social Awareness
 Fund                                  68,103   44.29    3,016,397    2,682,489
Lincoln National Aggressive
 Growth Fund                          592,141   19.04   11,273,601    7,837,921
                                                      ------------ ------------
                                                      $327,014,052 $246,360,377
                                                      ============ ============

Lincoln Life & Annuity Variable Annuity Account L

6. New investment funds
Effective October 1, 1998, the AMT Partners Fund, Baron Capital Asset Fund, Ja-nus Aspen Series Worldwide Fund, Lincoln National Social Awareness Fund and Lincoln National Aggressive Growth Fund became available as investment options for Variable Account contract owners.

7. Fund substitution
On or about September 30, 1998, the Company and the Variable Account filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of shares of the Lincoln National Social Awareness Fund for shares of the Calvert Social Balanced Portfolio and shares of the Lincoln National Aggressive Growth Fund for shares of the American Cen-tury VP Capital Appreciation Portfolio. In December 1998, the SEC approved the above application.

In August of 1999 the share substitution replaced the Calvert Social Balanced Portfolio with the Lincoln National Social Awareness Fund, and the American Century VP Capital Appreciation Portfolio with the Lincoln National Aggressive Growth Fund, as investment options under the variable annuity contracts. The substitution resulted in the involuntary reinvestment of participants cash value in the Calvert Social Balanced Portfolio and the American Century VP Cap-ital Appreciation Portfolio.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account L ("Variable Account") (comprised of the Dreyfus Stock Index, Dreyfus Small Cap, American Century VP Capital Apprecia-tion, American Century VP Balanced, Fidelity VIP Growth, Fidelity VIP Equity-Income, Fidelity VIP II Asset Manager, Calvert Social Balanced, T. Rowe Price International, Fidelity VIP Money Market, Neuberger Berman Advisers Management Trust (AMT) Partners, Baron Capital Asset, Janus Aspen Series Worldwide, Lin-coln National Social Awareness and Lincoln National Aggressive Growth subaccounts) as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the re-sponsibility of the Variable Account's management. Our responsibility is to ex-press an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test ba-sis, evidence supporting the amounts and disclosures in the financial state-ments. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life & Annuity Variable Annuity Account L at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

Fort Wayne, Indiana
March 24, 2000

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999             1998
                                                              --------------   --------------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds                                                         $1,482,592,831   $1,435,882,019
------------------------------------------------------------
Unaffiliated common stocks                                           161,005          155,039
------------------------------------------------------------
Mortgage loans on real estate                                    197,425,386      184,503,805
------------------------------------------------------------
Policy loans                                                     177,437,149      170,372,567
------------------------------------------------------------
Cash and short-term investments                                   29,467,267      143,546,873
------------------------------------------------------------
Other invested assets                                                223,126           60,000
------------------------------------------------------------
Receivable for securities                                          1,313,866        3,477,120
------------------------------------------------------------  --------------   --------------
Total cash and invested assets                                 1,888,620,630    1,937,997,423
------------------------------------------------------------
Premiums and fees in course of collection                          6,578,363        6,959,116
------------------------------------------------------------
Accrued investment income                                         29,296,814       25,925,055
------------------------------------------------------------
Other admitted assets                                             38,442,338          438,335
------------------------------------------------------------
Separate account assets                                          328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total admitted assets                                         $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $  853,572,463   $  851,746,596
------------------------------------------------------------
Other policyholder funds                                         951,347,964      962,725,311
------------------------------------------------------------
Other liabilities                                                 25,045,378       44,824,520
------------------------------------------------------------
Federal income taxes recoverable                                          --       (3,206,611)
------------------------------------------------------------
Asset valuation reserve                                            7,884,503        5,374,594
------------------------------------------------------------
Interest maintenance reserve                                         956,570        5,051,304
------------------------------------------------------------
Net transfers due from separate accounts                          (8,262,299)      (6,915,063)
------------------------------------------------------------
Separate account liabilities                                     328,767,871      236,861,781
------------------------------------------------------------  --------------   --------------
Total liabilities                                              2,159,312,450    2,096,462,432
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $100 par value:
  Authorized, issued and outstanding -- 20,000 shares (owned
    by The Lincoln National Life Insurance Company)                2,000,000        2,000,000
------------------------------------------------------------
Paid-in surplus                                                  384,128,481      384,128,481
------------------------------------------------------------
Unassigned surplus -- deficit                                   (253,734,915)    (274,409,203)
------------------------------------------------------------  --------------   --------------
Total capital and surplus                                        132,393,566      111,719,278
------------------------------------------------------------  --------------   --------------
Total liabilities and capital and surplus                     $2,291,706,016   $2,208,181,710
------------------------------------------------------------  ==============   ==============

See accompanying notes.                                                      S-1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999           1998             1997
                                                              ------------   --------------   ------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $172,708,594   $1,291,566,984   $184,112,330
------------------------------------------------------------
Net investment income                                          132,213,228      105,083,579     43,953,796
------------------------------------------------------------
Surrender and administrative charges                             2,401,973        2,834,073      1,334,705
------------------------------------------------------------
Mortality and expense charges on deposit funds                   2,937,632        1,980,728      1,548,722
------------------------------------------------------------
Amortization of the interest maintenance reserve                   925,547          579,137        370,129
------------------------------------------------------------
Other revenues                                                   2,127,634          536,698        183,048
------------------------------------------------------------  ------------   --------------   ------------
Total revenues                                                 313,314,608    1,402,581,199    231,502,730
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                               207,985,159    1,320,787,190     72,475,389
------------------------------------------------------------
Commissions                                                     17,665,459      274,529,390      2,459,308
------------------------------------------------------------
Underwriting, insurance and other expenses                      32,297,064       28,064,172      8,012,925
------------------------------------------------------------
Net transfers to separate accounts                              28,255,807       33,875,951    141,027,195
------------------------------------------------------------  ------------   --------------   ------------
Total benefits and expenses                                    286,203,489    1,657,256,703    223,974,817
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before dividends to
policyholders, federal income taxes (benefit) and net
realized loss on investments                                    27,111,119     (254,675,504)     7,527,913
------------------------------------------------------------
Dividends to policyholders                                       5,624,728        3,375,629             --
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before federal income taxes
(benefit) and net realized loss on investments                  21,486,391     (258,051,133)     7,527,913
------------------------------------------------------------
Federal income taxes (benefit)                                    (427,033)      (4,561,826)     1,942,625
------------------------------------------------------------  ------------   --------------   ------------
Gain (loss) from operations before net realized loss on
investments                                                     21,913,424     (253,489,307)     5,585,288
------------------------------------------------------------
Net realized loss on investments                                (2,012,331)        (721,449)       (73,398)
------------------------------------------------------------  ------------   --------------   ------------
Net income (loss)                                             $ 19,901,093   $ (254,210,756)  $  5,511,890
------------------------------------------------------------  ============   ==============   ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               UNASSIGNED      TOTAL
                                                   COMMON       PAID-IN        SURPLUS --      CAPITAL AND
                                                   STOCK        SURPLUS        DEFICIT         SURPLUS
                                                   ----------   ------------   -------------   -------------
Balances at January 1, 1997                        $2,000,000   $ 69,000,000   $ (20,824,003)  $  50,175,997
Add (deduct):
  Surplus paid-in                                          --    158,407,481              --     158,407,481
-------------------------------------------------
  Net income                                               --             --       5,511,890       5,511,890
-------------------------------------------------
  Increase in nonadmitted assets                           --             --         (21,278)        (21,278)
-------------------------------------------------
  Increase in asset valuation service                      --             --      (1,221,863)     (1,221,863)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1997                       2,000,000    227,407,481     (16,555,254)    212,852,227
Add (deduct):
  Surplus paid-in                                          --    156,721,000              --     156,721,000
-------------------------------------------------
  Net loss                                                 --             --    (254,210,756)   (254,210,756)
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (178,648)       (178,648)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         241,698         241,698
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (3,024,183)     (3,024,183)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (682,060)       (682,060)
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1998                       2,000,000    384,128,481    (274,409,203)    111,719,278
Add (deduct):
  Net income                                               --             --      19,901,093      19,901,093
-------------------------------------------------
  Increase in unrealized capital losses                    --             --        (939,080)       (939,080)
-------------------------------------------------
  Decrease in nonadmitted assets                           --             --         187,322         187,322
-------------------------------------------------
  Increase in asset valuation reserve                      --             --      (2,509,909)     (2,509,909)
-------------------------------------------------
  Increase in liability for reinsurance in
    unauthorized companies                                 --             --        (605,340)       (605,340)
-------------------------------------------------
  Gain on reinsurance transaction                          --             --       4,640,202       4,640,202
-------------------------------------------------  ----------   ------------   -------------   -------------
Balances at December 31, 1999                      $2,000,000   $384,128,481   $(253,734,915)  $ 132,393,566
-------------------------------------------------  ==========   ============   =============   =============

See accompanying notes.                                                      S-3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999            1998             1997
                                                              -------------   --------------   ---------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 172,535,360   $1,284,669,810    $184,112,330
------------------------------------------------------------
Investment income received                                      138,850,106       96,331,551      43,781,378
------------------------------------------------------------
Benefits paid                                                  (204,263,171)     (83,399,329)    (85,008,691)
------------------------------------------------------------
Insurance expenses paid                                         (96,041,640)    (351,272,500)   (154,355,904)
------------------------------------------------------------
Federal income taxes received (paid)                               (656,134)       1,703,193      (1,893,859)
------------------------------------------------------------
Dividends paid to policyholders                                  (5,921,665)       2,651,237              --
------------------------------------------------------------
Other income received, less other expenses paid                   1,653,592       39,064,672       1,613,631
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) operating activities               6,156,448      989,748,634     (11,751,115)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      294,554,595      249,409,117     272,961,178
------------------------------------------------------------
Purchase of investments                                        (369,356,711)  (1,280,892,696)   (265,700,363)
------------------------------------------------------------
Net decrease (increase) in policy loans                          (7,064,582)    (131,317,640)      1,554,149
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by (used in) investing activities             (81,866,698)  (1,162,801,219)      8,814,964
------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital and surplus paid-in                                              --      156,721,000     158,407,481
------------------------------------------------------------
Other                                                           (38,369,356)      (3,895,136)    (11,032,743)
------------------------------------------------------------  -------------   --------------    ------------
Net cash provided by financing activities                       (38,369,356)     152,825,864     147,374,738
------------------------------------------------------------  -------------   --------------    ------------
Net increase (decrease) in cash and short-term investments     (114,079,606)     (20,226,721)    144,438,587
------------------------------------------------------------
Total cash and short-term investments at beginning of year      143,546,873      163,773,594      19,335,007
------------------------------------------------------------  -------------   --------------    ------------
Total cash and short-term investments at end of year          $  29,467,267   $  143,546,873    $163,773,594
------------------------------------------------------------  =============   ==============    ============

See accompanying notes.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). In 1996, the Company was organized under the laws of the state of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

    The Company's principal business consists of underwriting annuities, deposit-type contracts and life insurance sold through multiple distribution channels. The Company conducts business only in the State of New York.

    USE OF ESTIMATES
    The nature of the insurance business requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from these estimates.

    BASIS OF PRESENTATION
    The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Department. At this time, it is anticipated that New York will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    Existing statutory accounting practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds and mortgage loans attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than a reduction to unassigned surplus. Under GAAP, realized capital gains and losses

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    PREMIUMS AND DEPOSITS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts consist of the entire premium received and are reported as premium revenue. Under GAAP, premiums and deposits received in excess of policy charges would not be recognized as premium revenue.

    BENEFITS AND SETTLEMENT EXPENSES
    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of operations. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. For traditional life and disability income products, benefits and expenses are recognized when incurred in a manner consistent with the related premium recognition policies.

    REINSURANCE
    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs as required under GAAP. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis of accounting, the ceding commission is expensed when paid.

    Premiums, benefits and settlement expenses and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. Under GAAP, policy benefits and contract liabilities are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    INCOME TAXES
    Deferred federal income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    POSTRETIREMENT BENEFITS
    For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less from the date of acquisition. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less from the date of acquisition.

    A reconciliation of the Company's capital and surplus and net income (loss) determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                        CAPITAL AND SURPLUS           NET INCOME (LOSS)
                                        ----------------------------------------------------------------------------
                                        DECEMBER 31                   YEAR ENDED DECEMBER 31
                                        1999           1998           1999           1998            1997
                                        ----------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------
                                        (IN THOUSANDS)
                                        ----------------------------------------------------------------------------
   Amounts as reported on a
   statutory -- basis
                                        $132,394       $111,719       $ 19,901       $(254,211)          $ 5,512
   -----------------------------------
   GAAP adjustments:
     Net unrealized gain (loss) on
       investments                       (74,971)        27,851             --              --                --
   -----------------------------------
     Interest maintenance reserve           (792)         5,051            458            (579)             (370)
   -----------------------------------
     Net realized gain (loss) on
       investments                        (1,951)          (990)        (6,348)          3,050              (240)
   -----------------------------------
     Asset valuation reserve               7,885          5,375             --              --                --
   -----------------------------------
     Policy and contract reserves        (72,302)       (85,875)        25,985         271,293            (3,667)
   -----------------------------------
     Present value of future profits,
       deferred policy acquisition
       costs and goodwill                369,032        336,568         (6,639)          6,091               524
   -----------------------------------
     Policyholders' share of earnings
       and surplus on participating
       business                           (9,325)        (9,904)         1,071            (100)               --
   -----------------------------------
     Deferred income taxes                17,505         35,280        (12,159)        (12,696)              671
   -----------------------------------
     Nonadmitted assets                    1,685            880             --              --                --
   -----------------------------------
     Other, net                            4,304         (1,705)        (2,096)            (82)               --
   -----------------------------------  --------       --------       --------       ---------           -------
   Net increase (decrease)               241,070        312,531            272         266,977            (3,082)
   -----------------------------------  --------       --------       --------       ---------           -------
   Amounts on a GAAP -- basis           $373,464       $424,250       $ 20,173       $  12,766           $ 2,430
   -----------------------------------  ========       ========       ========       =========           =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition.

    Policy loans are reported at unpaid principal balances.

    Mortgage loans on real estate are reported at unpaid principal balances, less allowances for impairments.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, and common stocks are credited or charged directly in unassigned surplus.

    PREMIUMS
    Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Life insurance and individual annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFIT RESERVES
    Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance inforce, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that reserves for unpaid claims and claim adjustment

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1.  ORGANIZATION AND OPERATIONS AND
    SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and settlement expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity and universal life contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of unit investments in mutual funds. The detailed operations of the separate accounts are not included in the accompanying statutory-basis financial statements. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

2.  INVESTMENTS
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                        COST OR              GROSS             GROSS
                                        AMORTIZED            UNREALIZED        UNREALIZED         FAIR
                                        COST                 GAINS             LOSSES             VALUE
                                        ------------------------------------------------------------------------
   At December 31, 1999:
     Corporate                          $1,214,312,519       $   908,731       $(65,599,479)      $1,149,621,771
      --------------------------------
     U.S. government                        25,736,299            11,711         (1,900,750)          23,847,260
      --------------------------------
     Foreign government                     17,602,777           362,624         (1,070,496)          16,894,905
      --------------------------------
     Mortgage-backed                       221,570,519             2,732         (9,530,799)         212,042,452
      --------------------------------
     State and municipal                     3,370,717                --           (105,915)           3,264,802
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,482,592,831       $ 1,285,798       $(78,207,439)      $1,405,671,190
                                        ==============       ===========       ============       ==============

   At December 31, 1998:
     Corporate                          $1,148,083,966       $27,649,036       $ (7,489,560)      $1,168,243,442
      --------------------------------
     U.S. government                        39,617,653           564,146           (119,394)          40,062,405
      --------------------------------
     Foreign government                     19,532,744           994,331           (720,250)          19,806,825
      --------------------------------
     Mortgage-backed                       225,005,162         6,239,684           (421,281)         230,823,565
      --------------------------------
     State and municipal                     3,642,494           164,552                 --            3,807,046
      --------------------------------  --------------       -----------       ------------       --------------
                                        $1,435,882,019       $35,611,749       $ (8,750,485)      $1,462,743,283
                                        ==============       ===========       ============       ==============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The carrying amount of investments in bonds in the balance sheet at December 31, 1999 and 1998 reflects adjustments of $1,123,693 and $178,648, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED            FAIR
                                                                 COST                 VALUE
                                                                 -----------------------------------
   Maturity:
     In 2000                                                     $   64,699,324       $   64,449,287
   ------------------------------------------------------------
     In 2001-2004                                                   360,685,026          351,609,953
   ------------------------------------------------------------
     In 2005-2009                                                   490,969,108          462,139,167
   ------------------------------------------------------------
     After 2009                                                     344,668,854          315,430,331
   ------------------------------------------------------------
     Mortgage-backed securities                                     221,570,519          212,042,452
   ------------------------------------------------------------  --------------       --------------
   Total                                                         $1,482,592,831       $1,405,671,190
   ------------------------------------------------------------  ==============       ==============

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds were $253,876,450, $203,748,028 and $274,742,319 in 1999, 1998 and 1997, respectively. Gross gains of $842,229, $3,612,434 and $1,533,793, and gross losses of $6,968,975,
    $1,529,149 and $1,922,165 during 1999, 1998 and 1997, respectively, were realized on those sales. Net gains (losses) of ($186), $17,705 and ($26) were realized on sales of short-term investments in 1999, 1998 and 1997, respectively.

    At December 31, 1999 and 1998, investments in bonds with an admitted asset value of $500,078 and $500,129, respectively, were on deposit with the Department to satisfy regulatory requirements.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.62% and 10.29%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1999, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2.  INVESTMENTS (CONTINUED)
    The major categories of net investment income are as follows:

                                                         YEAR ENDED DECEMBER 31
                                                         1999               1998               1997
                                                         ------------------------------------------------------
   Income:
     Bonds                                               $106,590,150       $ 78,205,686         $42,237,959
     --------------------------------------------------
     Mortgage loans on real estate                         13,522,104         14,304,385                  --
     --------------------------------------------------
     Policy loans                                          11,018,423          7,981,377           1,990,613
     --------------------------------------------------
     Cash and short-term investments                        2,391,977          5,893,453             315,328
     --------------------------------------------------  ------------       ------------         -----------
   Total investment income                                133,522,654        106,384,901          44,543,900
   ----------------------------------------------------
   Investment expenses                                      1,309,426          1,301,322             590,104
   ----------------------------------------------------  ------------       ------------         -----------
   Net investment income                                 $132,213,228       $105,083,579         $43,953,796
   ----------------------------------------------------  ============       ============         ===========

    Realized capital gains and losses are reported net of federal income taxes of $437,941, $1,223,897 and $55,541 in 1999, 1998 and 1997, respectively, and amounts transferred to the interest maintenance reserve of $3,169,187, $3,035,887 and $239,459 in 1999, 1998 and 1997, respectively.

    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3.  FEDERAL INCOME TAXES
    The Company's federal income tax return is not consolidated with any other entities. The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, other pass through tax attributes from investments, differences in ceding commissions, policy acquisition costs, and policy and contract liabilities in the tax return versus the financial statements.

    In 1998, a federal income tax net operating loss of $80,156,000 was incurred. The Company utilized $9,162,000 of the net operating loss to recover taxes paid in prior years. In 1999, an additional $10,170,000 of net operating loss was utilized to offset taxable income. The remaining portion of the net operating loss at December 31, 1999 of $60,824,000 will be available for use to offset taxable income in future years. The net operating loss carryforward of $60,824,000 will expire in 2013.

    The Company paid $3,675,000 in 1997 for federal income taxes. No federal income tax payments were made in 1999 or 1998. The Company received a refund of $3,196,000 in 1999 as a result of the utilization of the net operating loss.

4.  REINSURANCE
    The Company cedes insurance to other companies, including affiliated companies. The portion of risks exceeding the Company's retention limits is reinsured with Lincoln Life. The Company limits its maximum risk that it retains on an individual to $500,000. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. The Company did not cede or assume any business prior to January 1, 1998.

    On January 2, 1998, the Company and Lincoln Life entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation ("CIGNA"). The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $149,714,239 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $779,551,235 which became the Company's obligations. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. Subsequent to the CIGNA transaction, the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4.  REINSURANCE (CONTINUED)
    Company and Lincoln Life announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998. During 1999, the Company received $5,800,000 from CIGNA as a result of the final settlement of the statutory-basis values of assets and liabilities for the reinsured business. The $5,800,000 is included in the statements of operations line item "Other revenues." Additionally, on November 1, 1999, the Company and Lincoln Life closed the previously announced agreement to retrocede virtually 100% of the disability income business assumed from CIGNA. This retrocession agreement was effective November 1, 1999. A gain on the transaction of $4.6 million was recorded directly in unassigned surplus, net of tax.

    On October 1, 1998, the Company entered into an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $143,721,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $135,374,141 in 1998, which is included in the statements of operations line item "Commissions." At the time of closing, this block of business had statutory liabilities of $463,007,132 which became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    Subsequent to the Aetna transaction, the Company and Lincoln Life announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000, of which $11,900,000 was received by the Company. The retrocession agreement was executed on October 14, 1998 with an effective date of October 1, 1998.

    The balance sheet caption, "Future policy benefits and claims" has been reduced for insurance ceded by $97,457,160 and $54,411,763 at December 31, 1999 and 1998, respectively. The balance sheet caption, "Other policyholder funds" has been reduced for insurance ceded by $2,290,826 and $2,722,404 at December 31, 1999 and 1998, respectively.

    The caption "Premiums and deposits" in the statements of operations includes $140,394,771 and $1,276,884,778 of insurance assumed and $44,245,573 and
    $52,443,264 of insurance ceded in 1999 and 1998, respectively.

    The caption "Benefits and settlement expenses" in the statements of operations is net of reinsurance recoveries of $71,763,962 and $47,526,681 for 1999 and 1998, respectively.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $1,287,400 and $682,060 at December 31, 1999 and 1998, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1999, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES
    At December 31, 1999 and 1998, the Company had $1,149,964,000 and $1,092,754,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York. Reserves to cover the above insurance totaled $5,893,549 and $6,937,379 at December 31, 1999 and 1998, respectively.

    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5.  LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES (CONTINUED)

                                                                 AMOUNT           PERCENT
                                                                 --------------   -------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $  338,886,028     26.5%
   ------------------------------------------------------------
     At book value, less surrender charge                           123,141,771      9.6
   ------------------------------------------------------------
     At market value                                                319,140,374     24.9
   ------------------------------------------------------------
   Subject to discretionary withdrawal without adjustment:
     At book value with minimal or no charge or adjustment          487,578,243     38.1
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                           10,884,302       .9
   ------------------------------------------------------------  --------------   ------
   Total annuity reserves and deposit fund liabilities, before
   reinsurance                                                    1,279,630,718    100.0%
                                                                                  ======
   Less reinsurance                                                   2,560,424
   ------------------------------------------------------------  --------------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $1,277,070,294
   ------------------------------------------------------------  ==============

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1999 Annual Statement and the Company's Separate Accounts Annual Statement at December 31, 1999 is as follows:

   Per 1999 Annual Statement:
     Exhibit 8, Section B -- Total (net)                         $   10,029,253
   ------------------------------------------------------------
     Exhibit 8, Section C -- Total (net)                              1,122,910
   ------------------------------------------------------------
     Exhibit 10, Column 1, Line 19                                  946,777,757
   ------------------------------------------------------------  --------------
                                                                    957,929,920
   ------------------------------------------------------------
   Per Separate Account Annual Statement:
   ------------------------------------------------------------
     Exhibit 6, Column 2, Line 0299999 Page 3, Line 3               319,140,374
   ------------------------------------------------------------  --------------
                                                                    319,140,374
                                                                 --------------
   Total net annuity reserves and deposit fund liabilities       $1,277,070,294
   ------------------------------------------------------------  ==============

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 ------------   ------------
   Premium deposit funds                                         $920,665,883   $931,230,214
   ------------------------------------------------------------
   Undistributed earnings on participating business                30,544,045     30,772,519
   ------------------------------------------------------------
   Other                                                              138,036        722,578
   ------------------------------------------------------------  ------------   ------------
                                                                 $951,347,964   $962,725,311
                                                                 ============   ============

6.  CAPITAL AND SURPLUS

    The Company received additional paid-in surplus from Lincoln Life of $158,407,481 and $156,721,000 in December 1997 and October 1998,
    respectively.

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6.  CAPITAL AND SURPLUS (CONTINUED)
    The payment of dividends by the Company requires 30 day advance notice to the Department.

7.  EMPLOYEE BENEFIT PLANS

    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis statements of operations or balance sheets for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant.

    Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in equal increments on the option issuance anniversary in three to four years following issuance.

    As of December 31, 1999, 27,534 shares of LNC common stock were subject to options granted to Company employees under the stock option incentive plans of which 8,934 were exercisable on that date. The exercise prices of the outstanding options range from $21.32 to $50.83. During 1999 and 1998, 3,740 and 137 options, respectively, were exercised. During 1999, 2,400 options were forfeited.

8.  RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    CONTINGENCY MATTERS
    The Company is occasionally involved in various pending or threatened legal proceedings arising from the conduct of business. These proceedings are routine in the ordinary course of business. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse effect on the financial position of the Company.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

    BONDS AND COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market prices; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using U.S. Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

    CASH AND SHORT-TERM INVESTMENTS
    The carrying value of cash and short-term investments approximates their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts). The fair values for the deposit contracts are based on their approximate surrender values.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                    CARRYING                          CARRYING
                                                    VALUE            FAIR VALUE       VALUE            FAIR VALUE
                                                    -------------------------------------------------------------
                                                    DECEMBER 31
                                                    1999                                1998
                                                    ---------------------------------------------------------------
                                                    (IN THOUSANDS)
                                                    ---------------------------------------------------------------
   ASSETS (LIABILITIES)
   -----------------------------------------------
   Bonds                                             $1,482,593        $1,405,671       $1,435,882       $1,462,743
   -----------------------------------------------
   Unaffiliated common stocks                               161               161              155              155
   -----------------------------------------------
   Mortgage loans on real estate                        197,425           189,179          184,504          185,694
   -----------------------------------------------
   Policy loans                                         177,437           190,667          170,373          183,408
   -----------------------------------------------
   Cash and short-term investments                       29,467            29,467          143,547          143,547
   -----------------------------------------------
   Other invested assets                                    223               223               60               60
   -----------------------------------------------
   Investment-type insurance contracts                 (951,348)         (910,752)        (962,725)        (938,191)
   -----------------------------------------------
   Separate account assets                              328,768           328,768          236,862          236,862
   -----------------------------------------------
   Separate account liabilities                        (328,768)         (328,768)        (236,862)        (236,862)
   -----------------------------------------------

10. TRANSACTIONS WITH AFFILIATES

    The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $22,675,891, $18,504,450 and $3,454,014 in 1999, 1998 and
    1997, respectively. The Company has also entered into an agreement with Lincoln Life to provide certain processing services. Fees received from Lincoln Life for such services were $1,359,279, $273,952 and $578,003 in 1999, 1998 and 1997, respectively.

    The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $1,309,426, $1,501,592 and $558,011 in 1999, 1998 and 1997, respectively.

    The Company cedes business to two affiliated companies, Lincoln Life and Lincoln National Reassurance Company. The caption "Premiums and deposits" in the accompanying statements of operations has been reduced by $6,269,272 and $2,095,019 for premiums paid on these contracts in 1999 and 1998, respectively. The caption "Future policy benefits and claims" has been reduced by $2,323,435 and $2,583,702 related to reserve credits taken on these contracts as of December 31, 1999 and 1998, respectively.

11. SEPARATE ACCOUNTS

    Separate account premiums, deposits and other considerations amounted to $109,574,216 and $73,993,993 in 1999 and 1998, respectively. Reserves for separate accounts with assets at fair value were $320,413,080 and $229,940,273 at December 31, 1999 and 1998, respectively. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed. The investment risks associated with market value changes are borne entirely by the contractholder.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. SEPARATE ACCOUNTS (CONTINUED)
    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999              1998
                                                                 ------------------------------
   Transfers as reported in the Summary of Operations of
   various Separate Accounts:
     Transfers to separate accounts                              $109,574,216      $ 73,993,993
   ------------------------------------------------------------  ------------      ------------
     Transfers from separate accounts                             (81,318,409)      (40,118,042)
   ------------------------------------------------------------  ------------      ------------
   Net transfer to separate accounts as reported in the
   Company's NAIC Annual Statement -- Summary of Operations      $ 28,255,807      $ 33,875,951
   ------------------------------------------------------------  ============      ============

12. CENTURY COMPLIANCE (UNAUDITED)

    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1999, the Company identified expenditures of $124,000 to address this issue. This brings the expenditures for 1996 through 1999 to $208,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.

    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.

    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the Untied States, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1999 and 1998, the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

March 10, 2000

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  List of Financial Statements

          1. Part A. The Table of Condensed Financial Information is included in Part A of this Registration Statement.

          2.     Part B.
                 The following financial statements for the Variable Account are included in Part B of this Registration Statement:

                 Statement of Assets and Liability -- December 31, 1999 Statement of Operations -- Year ended December 31, 1999 Statement of Changes in Net Assets -- Years ended December 31,
                   1999 and 1998
                 Notes to Financial Statements -- December 31, 1999
                 Report of Ernst & Young LLP, Independent Auditors

          3.     Part B.
                 The following statutory-basis financial statements of Lincoln Life & Annuity Company of New York are included in this Registration Statement:

                 Balance Sheets -- Statutory-Basis -- Years ended December 31,
                   1999 and 1998
                 Statements of Operations -- Statutory Basis -- Years ended
                   December 31, 1999, 1998 and 1997
                 Statements of Changes in Capital and Surplus -- Statutory
                   Basis -- Years ended December 31, 1999, 1998 and 1997
                 Statements of Cash Flows -- Statutory Basis -- Years ended
                   December 31, 1999, 1998 and 1997
                 Notes to Statutory-basis Financial Statements -- December 31,
                   1999
                 Report of Ernst & Young LLP, Independent Auditors

     (b)  Exhibits

          1. Resolution adopted by the Board of Directors of Lincoln Life & Annuity Company of New York on July 24, 1996 establishing the Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York. /1/


          2.     Not applicable.

          3(a).  Principal Underwriting Contract. /2/

          3(b).  Broker-dealer sales agreement. /2/

          4(a). Group Variable Annuity I Contract for Lincoln Life & Annuity Company of New York.

          4(b). Group Variable Annuity II Contract for Lincoln Life & Annuity Company of New York.

          4(c). Group Variable Annuity III Contract for Lincoln Life & Annuity Company of New York.

          4(d).  Form of endorsement to Group Annuity Contract and Certificate.
                 /4/

          4(e).  Form of Group Annuity Endorsement to the Contract. /5/

          5(a).  Application for Group Annuity Contract.

          5(b).  Participant Enrollment Form.


          6. Copy of certificate of incorporation and by-laws of Lincoln Life & Annuity Company of New York. /1/


          7.     Not applicable.


          8(a). Form of Service Agreement between Lincoln Life & Annuity Company of New York and Delaware Management Holdings, Inc./6/

          8(b).  Fund Participation Agreement/Amendments for American Century

          8(c).  Fund Participation Agreement/Amendments for Baron

          8(d). Participation Agreement between Lincoln Life & Annuity Company of New York and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund. /2/

          8(e).  Fund Participation Agreement/Amendments for Fidelity

          8(f).  Fund Participation Agreement/Amendments for Janus

          8(g). Fund Participation Agreement/Amendments for The Lincoln National Aggressive Growth Fund, Inc./7/

          8(h). Fund Participation Agreement/Amendments for The Lincoln National Social Awareness Fund, Inc.

          8(i).  Participation Agreement/Amendments for Neuberger & Berman

          8(j). Participation Agreement between Lincoln Life & Annuity Company of New York and T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. /2/

          9. Consent and opinion of Counsel as to the legality of the securities being registered. /2/


          10(a). Consent of Ernst & Young LLP, Independent Auditors.

          11.    Not applicable.

          12.    Not applicable.

          13(a). Schedule for Computation of Performance Quotations./3/

          13(b). Supplement to Schedule for Computation of Performance
                 Quotations. /4/

          14.    Not applicable.

          15(a). Organizational Chart of Lincoln National Life Insurance Holding
                 Company System.

          15(b). Memorandum Concerning Books and Records.




__________________


     /1/   Incorporated herein by reference to the registrant's initial registration statement filed with the Securities and Exchange Commission on August 27, 1996 (File No. 333-10805).

     /2/ Incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the Lincoln Life & Annuity Variable Account L of Lincoln Life & Annuity Company of New York with the Securities and Exchange Commission on September 30, 1996.

     /3/ Incorporated herein by reference to Post-effective Amendment No. 1 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on April 30, 1997 (File No. 333-10805).

     /4/ Incorporated herein by reference to Post-effective Amendment No. 2 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on May 1, 1998 (File No. 333-10863).


     /5/ Incorporated herein by reference to Post-effective Amendment No. 5 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on April 29, 1999 (File No. 333-10805).

     /6/ Incorporated herein by reference to Pre-Effective Amendment No. 1 (333-38007) filed on 10/11/99.

     /7/ Incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-4 filed by Lincoln Life & Annuity Account of Lincoln Life & Annuity Company of New York on September 30, 1998 (File No. 333-10861).

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account L as well as the Contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                         Positions and Offices with Lincoln Life & Annuity Company of New York
----                                         ---------------------------------------------------------------------
Joanne B. Collins*                           President, Treasurer and Director

Troy D. Panning*                             Second Vice President and Chief Financial Officer

Roland C. Baker                              Director
   1301 S. Meyers Road
   Oakbrook Terrace, IL 60161

J. Patrick Barrett                           Director
   Chairman & CEO
   Carpat Investments
   4605 Watergap
   Manlius, NY 13104

Thomas D. Bell, Jr                           Director
   President & CEO
   Young & Rebicam Advertising
   285 Madison Avenue
   New York, NY 10017

Jon A. Boscia***                             Director

Kathleen R. Gorman*                          Assistant Vice President

John H. Gotta*****                           Director

Barbara S. Kowalczyk***                      Director

M. Leanne Lachman                            Director
   Managing Director
   Boston Financial
   437 Madison Avenue - 18th Floor
   New York, NY  10022

Louis G. Marcoccia                           Director
   Senior Vice President
   Syracuse University
   Skytop Office Building
   Skytop Road
   Syracuse, NY 13244-5300

John M. Pietruski                            Director
   One Penn Plaza
   Suite 3408
   New York, NY 10119

Lawrence T. Rowland****                      Director

Robert O. Sheppard*                          Assistant Vice President

Richard C. Vaughan***                        Director

C. Suzanne Womack***                         Secretary

---------------------------
* Principal business address of each person is 120 Madison Street, 17th Floor, Syracuse, New York 13202.

** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

*** Principal business address of each person is Centre Square, West Tower, 1580 Market St., Suite 3900, Philadelphia, PA 19102.

**** Principal business address of each person is 1700 Magnovox Way, One Reinsurance Place, Fort Wayne, Indiana 46804.

***** Principal business address of each person is 350 Church Street, Hartford, CT 06103.

Item 26. Persons Controlled by or Under Common Control with Lincoln Life & Annuity Company of New York ("LLANY") or the Lincoln Life & Annuity Variable Annuity Account L.

Lincoln Life & Annuity Variable Annuity Account L is a separate account of LLANY and may be deemed to be controlled by LLANY although LLANY will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.


See Exhibit 15(a): The Organizational Chart of Lincoln National Life Insurance Holding Company System is hereby incorporated herein by this reference.

Item 27.  Number of Contractholders


As of March 31, 2000, Registrant had 207 Contractholders.

Item 28.  Indemnification

Under the Participation Agreements entered into between LLANY and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, and T. Rowe Price (the "Funds"), LLANY and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify LLANY against any liability, loss, damages, costs or expenses which LLANY may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a) Lincoln Financial Advisors Corporation also acts as the principal underwriter for Lincoln National Variable Annuity Account L, the VA Separate Account of UNUM Life Insurance Company of America, and the VA-I Separate Account OF First UNUM Life Insurance Company.

(b)(1) The following table sets forth certain information regarding the officers and directors of Lincoln Financial Advisors Corporation:



                              POSITIONS AND OFFICES
NAME AND ADDRESS              WITH LINCOLN FINANCIAL ADVISORS CORPORATION
----------------              -------------------------------------------
J. Michael Hemp*****          President and Director

John M. Behrendt**            Vice President

Gary D. Giller****            Director

Janet C. Chrzan***            Vice President and Treasurer

Cynthia A. Rose*              Secretary

Jeffrey C. Carleton*****      Vice President

Lucy D. Gase**                Vice President and Assistant Secretary

Matthew Lynch*****            Vice President, Chief Financial Officer,
                              Administrative Officer and Director

C. Gary Shimmin*****          Vice President

Michael McMath*****           Senior Vice President and Director

* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802-2706.

** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 7650 Rivers Edge Dr., Suite 250, Columbus, Ohio 43235.

***** Principal business address of each person is 350 Church Street, Hartford, CT 06103



(c)


Name of                                     Net Underwriting
Principal                                   Discounts and     Compensation   Brokerage
Underwriter                                 Commissions       on Redemption  Commissions  Compensation
-----------                                 ----------------  -------------  -----------  ------------
Lincoln Financial Advisors Corporation            None             None         None       2,725,196

Item 30.  Location of Accounts and Records

Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.  Management Services

None

Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.


(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.


(e) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                   SIGNATURES

     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registration certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Syracuse, and State of New York on this 14th day of April, 2000.


                               Lincoln Life & Annuity Variable Annuity Account L
                                  (Registrant)

                               By: Lincoln Life & Annuity Company of New York


                               By: /s/ Joanne B. Collins
                                  --------------------------------------------
                                   Joanne B. Collins, President


                               Lincoln Life & Annuity Company of New York
                                    (Depositor)


                               By: /s/ Joanne B. Collins
                                  --------------------------------------------
                                   Joanne B. Collins, President


     (b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositor by the following persons in the capacities and on the dates indicated.

Signature                         Title                    Date
---------                         -----                    ----


/s/ Joanne B. Collins             President, Treasurer    April 14, 2000
------------------------------    and Director (Principal
Joanne B. Collins                 Executive Officer)


/s/ Troy D. Panning               Second Vice President   April 14, 2000
------------------------------    and Chief Financial
Troy D. Panning                   Officer (Principal
                                  Financial Officer and
                                  Principal Accounting
                                  Officer)


/s/ Roland C. Baker               Director                 April 14, 2000
------------------------------
Roland C. Baker

/s/ J. Patrick Barrett            Director                 April 14, 2000
------------------------------
J. Patrick Barrett

/s/ Thomas D. Bell, Jr.           Director                 April 14, 2000
------------------------------
Thomas D. Bell, Jr.

/s/ Jon A. Boscia                 Director                 April 14, 2000
------------------------------
Jon A. Boscia

/s/ John H. Gotta                 Director                 April 14, 2000
------------------------------
John H. Gotta

/s/ Barbara S. Kowalczyk          Director                 April 14, 2000
------------------------------
Barbara S. Kowalczyk

/s/ M. Leanne Lachman             Director                 April 14, 2000
------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia            Director                 April 14, 2000
------------------------------
Louis G. Marcoccia

/s/ John M. Pietruski             Director                 April 14, 2000
------------------------------
John M. Pietruski

/s/ Lawrence T. Rowland           Director                 April 14, 2000
------------------------------
Lawrence T. Rowland

/s/ Richard C. Vaughan            Director                 April 14, 2000
------------------------------
Richard C. Vaughan